                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (or Date of Earliest Event Reported): August 18, 1998



                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)


        TEXAS                       1-8754                  74-2073055

(State of incorporation    (Commission File Number)       (IRS Employer
    or organization)                                    Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)



                                 (281) 874-2700
                         (Registrant's telephone number)

ITEM 7.  Financial Statements and Exhibits.

         Swift Energy Company (the "Company" or "Swift") has filed a Registration Statement on Form S-4 (Registration No. 333-50637) relating to the proposal by the Company to purchase substantially all of the assets of 63 partnerships of which the Company is the Managing General Partner. Of these 63 partnerships, 24 are not required to file reports pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The unaudited financial statements for the quarter ended June 30, 1998 for each of the 24 partnerships not subject to the informational requirements of the Exchange Act are set forth herein.

                              DOCUMENT DESCRIPTION
                              --------------------


1. SWIFT ENERGY INCOME PARTNERS 1988-1, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

2. SWIFT ENERGY INCOME PARTNERS 1988-2, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

3. SWIFT ENERGY INCOME PARTNERS 1988-3, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

4. SWIFT ENERGY INCOME PARTNERS 1988-D, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

5. SWIFT ENERGY INCOME PARTNERS 1989-1, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

6. SWIFT ENERGY INCOME PARTNERS 1989-2, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

7. SWIFT ENERGY INCOME PARTNERS 1989-3, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

8. SWIFT ENERGY INCOME PARTNERS 1989-4, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

9. SWIFT ENERGY INCOME PARTNERS 1989-A, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

10. SWIFT ENERGY INCOME PARTNERS 1989-C, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

11. SWIFT ENERGY INCOME PARTNERS 1989-D, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

12. SWIFT ENERGY INCOME PARTNERS 1990-1, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

                              DOCUMENT DESCRIPTION
                              --------------------


13. SWIFT ENERGY INCOME PARTNERS 1990-2, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

14. SWIFT ENERGY INCOME PARTNERS 1990-B, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

15. SWIFT ENERGY OPERATING PARTNERS 1991-C, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

16. SWIFT ENERGY OPERATING PARTNERS 1992-A, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

17. SWIFT ENERGY OPERATING PARTNERS 1992-D, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

18. SWIFT ENERGY OPERATING PARTNERS 1993-A, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

19. SWIFT ENERGY OPERATING PARTNERS 1993-C, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

20. SWIFT ENERGY OPERATING PARTNERS 1993-D, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

21. SWIFT ENERGY OPERATING PARTNERS 1994-A, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

22. SWIFT ENERGY OPERATING PARTNERS 1994-B, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

23. SWIFT ENERGY OPERATING PARTNERS 1994-C, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

24. SWIFT ENERGY OPERATING PARTNERS 1994-D, LTD. QUARTERLY REPORT FOR THE PERIOD ENDED 06/30/98.

                    SWIFT ENERGY INCOME PARTNERS 1988-1, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                    SWIFT ENERGY INCOME PARTNERS 1988-1, LTD.

                                      INDEX


                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                     3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997          4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                          5

         Notes to Financial Statements                                                      6

                    SWIFT ENERGY INCOME PARTNERS 1988-1, LTD.
                                 BALANCE SHEETS



                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------      ---------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $       79,994       $       98,491
              Oil and gas sales receivable                                                     21,024               22,681
                                                                                       ---------------      ---------------
                  Total Current Assets                                                        101,018              121,172
                                                                                       ---------------      ---------------

         Gas Imbalance Receivable                                                               2,000                2,221
                                                                                       ---------------      ---------------

         Oil and Gas Properties, using full cost
              accounting                                                                    1,614,977            1,614,337
         Less-Accumulated depreciation, depletion
              and amortization                                                             (1,471,894)          (1,465,040)
                                                                                       ---------------      ---------------
                                                                                              143,083              149,297
                                                                                       ---------------      ---------------
                                                                                       $      246,101       $      272,690
                                                                                       ===============      ===============

         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $        6,244       $        6,520
                                                                                       ---------------      ---------------

         Deferred Revenues                                                                     11,520               11,905


         Limited Partners' Capital (18,643 Limited Partnership Units;
                                   $100 per unit)                                             228,241              250,459
         General Partners' Capital                                                                 96                3,806
                                                                                       ---------------      ---------------
                  Total Partners' Capital                                                     228,337              254,265
                                                                                       ---------------      ---------------
                                                                                       $      246,101       $      272,690
                                                                                       ===============      ===============


                See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1988-1, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)




                                                     Three Months Ended                   Six Months Ended
                                                          June 30,                            June 30,
                                              ---------------------------------  ---------------------------------
                                                    1998              1997            1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $         8,837   $        15,090  $        16,530   $        51,119
   Interest income                                      1,126               738            2,369               966
                                              ---------------   ---------------  ---------------   ---------------
                                                        9,963            15,828           18,899            52,085
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                      3,148             4,269            5,888            12,193
   Production taxes                                       546               916              992             3,174
   Depreciation, depletion
     and amortization                                   3,365             5,601            6,854            14,517
   General and administrative                           3,189             3,877            7,623             7,837
                                              ---------------   ---------------  ---------------   ---------------
                                                       10,248            14,663           21,357            37,721
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $          (285)  $         1,165  $        (2,458)  $        14,364
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $          (.02)  $           .06  $          (.13)  $           .77
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1988-1, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                           Six Months Ended
                                                                                               June 30,
                                                                               ----------------------------------------
                                                                                      1998                    1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $       (2,458)         $        14,364
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                           6,854                   14,517
      Change in gas imbalance receivable
          and deferred revenues                                                           (164)                     550
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                              1,657                    6,054
        Increase (decrease) in accounts payable                                           (276)                    (859)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                                5,613                   34,626
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                   (640)                      --
    Proceeds from sales of oil and gas properties                                           --                   67,859
                                                                               ---------------          ---------------
      Net cash provided by (used in) investing activities                                 (640)                  67,859
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                     (23,470)                 (18,650)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                   (18,497)                  83,835
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        98,491                   13,905
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $       79,994          $        97,740
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1988-1, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Income Partners 1988-1, Ltd., a Texas limited partnership ("the Partnership"), was formed on August 9, 1988, for the purpose of purchasing and operating producing oil and gas properties within the continental United States. Swift Energy Company ("Swift"), a Texas corporation, and VJM Partners, Ltd. ("VJM"), a Texas limited partnership, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The Managing General Partner is required to contribute up to 1/99th of limited partner net contributions. The 196 limited partners made total capital contributions of $1,864,300.

                  Property acquisition costs and the management fee are borne 99 percent by the limited partners and one percent by the general partners. Organization and syndication costs were borne solely by the limited partners.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 90 percent to the limited partners and ten percent to the general partners. If prior to partnership payout, however, the cash distribution rate for a certain period equals or exceeds 17.5 percent, then for the following calendar year, these continuing costs and revenues will be allocated 85 percent to the limited partners and 15 percent to the general partners. After partnership payout, continuing costs and revenues will be shared 85 percent by the limited partners, and 15 percent by the general partners, even if the cash distribution rate is less than 17.5 percent.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                    SWIFT ENERGY INCOME PARTNERS 1988-1, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  An affiliate of the Special General Partner, as Dealer Manager, received $46,608 for managing and overseeing the offering of the limited partnership units. A one-time management fee of $46,608 was paid to Swift for services performed for the Partnership.

                  Effective September 14, 1988, the Partnership entered into a Net Profits and Overriding Royalty Interests Agreement ("NP/OR Agreement") with Swift Energy Managed Pension Assets Partnership 1988-1, Ltd. ("Pension Partnership"), managed by Swift, for the purpose of acquiring working interests in producing oil and gas properties. Under terms of the NP/OR Agreement, the Partnership will convey to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to its proportionate share of the property acquisition costs.

                    SWIFT ENERGY INCOME PARTNERS 1988-1, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                    SWIFT ENERGY INCOME PARTNERS 1988-2, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                    SWIFT ENERGY INCOME PARTNERS 1988-2, LTD.

                                      INDEX


                                                                                          PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                    3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997         4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                         5

         Notes to Financial Statements                                                     6

                    SWIFT ENERGY INCOME PARTNERS 1988-2, LTD.
                                 BALANCE SHEETS



                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------      ---------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $       55,447       $       71,570
              Oil and gas sales receivable                                                     32,234               41,402
                                                                                       ---------------      ---------------
                  Total Current Assets                                                         87,681              112,972
                                                                                       ---------------      ---------------

         Gas Imbalance Receivable                                                              19,621               20,611
                                                                                       ---------------      ---------------

         Oil and Gas Properties, using full cost
              accounting                                                                    1,119,437            1,108,067
         Less-Accumulated depreciation, depletion
              and amortization                                                               (839,204)            (819,500)
                                                                                       ---------------      ---------------
                                                                                              280,233              288,567
                                                                                       ---------------      ---------------
                                                                                       $      387,535       $      422,150
                                                                                       ===============      ===============

         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $       14,437       $       15,760
                                                                                       ---------------      ---------------

         Deferred Revenues                                                                     18,177               19,311


         Limited Partners' Capital (11,914 Limited Partnership Units;
                                   $100 per unit)                                             354,032              387,008
         General Partners' Capital                                                                889                   71
                                                                                       ---------------      ---------------
                  Total Partners' Capital                                                     354,921              387,079
                                                                                       ---------------      ---------------
                                                                                       $      387,535       $      422,150
                                                                                       ===============      ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1988-2, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)




                                                     Three Months Ended                  Six Months Ended
                                                          June 30,                           June 30,
                                              ---------------------------------  ---------------------------------
                                                   1998              1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $        27,975   $        25,087  $        54,350   $        72,496
   Interest income                                        820               883            1,690             1,773
   Other                                                  178               188              312               459
                                              ---------------   ---------------  ---------------   ---------------
                                                       28,973            26,158           56,352            74,728
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                      9,147            11,978           16,314            21,357
   Production taxes                                     1,649             1,143            2,959             3,289
   Depreciation, depletion
     and amortization                                  10,362             8,998           19,704            20,551
   General and administrative                           6,161             5,142           10,968            11,062
                                              ---------------   ---------------  ---------------   ---------------
                                                       27,319            27,261           49,945            56,259
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $         1,654   $        (1,103) $         6,407   $        18,469
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $           .14   $          (.09) $           .54   $          1.55
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1988-2, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                            Six Months Ended
                                                                                                June 30,
                                                                               ----------------------------------------
                                                                                       1998                   1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $        6,407          $        18,469
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                          19,704                   20,551
      Change in gas imbalance receivable
          and deferred revenues                                                           (144)                   1,378
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                              9,168                   12,821
        Increase (decrease) in accounts payable                                         (1,323)                  (1,335)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                               33,812                   51,884
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                (11,370)                  (4,190)
    Proceeds from sales of oil and gas properties                                           --                      484
                                                                               ---------------          ---------------
      Net cash provided by (used in) investing activities                              (11,370)                  (3,706)
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                     (38,565)                 (63,831)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                   (16,123)                 (15,653)
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        71,570                   80,805
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $       55,447          $        65,152
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1988-2, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Income Partners 1988-2, Ltd., a Texas limited partnership ("the Partnership"), was formed on October 3, 1988, for the purpose of purchasing and operating producing oil and gas properties within the continental United States. Swift Energy Company ("Swift"), a Texas corporation, and VJM Partners, Ltd. ("VJM"), a Texas limited partnership, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The Managing General Partner is required to contribute up to 1/99th of limited partner net contributions. The 107 limited partners made total capital contributions of $1,191,400.

                  Property acquisition costs and the management fee are borne 99 percent by the limited partners and one percent by the general partners. Organization and syndication costs were borne solely by the limited partners.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 90 percent to the limited partners and ten percent to the general partners. If prior to partnership payout, however, the cash distribution rate for a certain period equals or exceeds 17.5 percent, then for the following calendar year, these continuing costs and revenues will be allocated 85 percent to the limited partners and 15 percent to the general partners. After partnership payout, continuing costs and revenues will be shared 85 percent by the limited partners, and 15 percent by the general partners, even if the cash distribution rate is less than 17.5 percent. Payout had occurred as of December 31, 1996; therefore, for 1997 and each year remaining in the life of the partnership, the continuing costs and revenues will be shared 85 percent by the limited partners and 15 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                    SWIFT ENERGY INCOME PARTNERS 1988-2, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  An affiliate of the Special General Partner, as Dealer Manager, received $29,410 for managing and overseeing the offering of the limited partnership units. A one-time management fee of $29,785 was paid to Swift for services performed for the Partnership.

                  Effective February 10, 1989, the Partnership entered into a Net Profits and Overriding Royalty Interests Agreement ("NP/OR Agreement") with Swift Energy Managed Pension Assets Partnership 1988-2, Ltd. ("Pension Partnership"), managed by Swift, for the purpose of acquiring working interests in producing oil and gas properties. Under terms of the NP/OR Agreement, the Partnership will convey to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to its proportionate share of the property acquisition costs.

                    SWIFT ENERGY INCOME PARTNERS 1988-2, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                    SWIFT ENERGY INCOME PARTNERS 1988-3, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                    SWIFT ENERGY INCOME PARTNERS 1988-3, LTD.

                                      INDEX



                                                                                          PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                    3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997         4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                         5

         Notes to Financial Statements                                                     6

                    SWIFT ENERGY INCOME PARTNERS 1988-3, LTD.
                                 BALANCE SHEETS



                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $       75,767       $      100,684
              Oil and gas sales receivable                                                     47,436               61,170
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        123,203              161,854
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                              27,417               28,801
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    1,640,329            1,624,782
         Less-Accumulated depreciation, depletion
              and amortization                                                             (1,209,142)          (1,178,436)
                                                                                       ---------------     ----------------
                                                                                              431,187              446,346
                                                                                       ---------------     ----------------
                                                                                       $      581,807       $      637,001
                                                                                       ===============     ================


         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $       20,967       $       22,079
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                     25,421               27,007

         Limited Partners' Capital (16,652 Limited Partnership Units;
                                   $100 per unit)                                             534,819              587,841
         General Partners' Capital                                                                600                   74
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                     535,419              587,915
                                                                                       ---------------     ----------------
                                                                                       $      581,807       $      637,001
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1988-3, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)




                                                     Three Months Ended                  Six Months Ended
                                                           June 30,                          June 30,
                                              ---------------------------------  ---------------------------------
                                                   1998               1997            1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $        41,456   $        39,402  $        80,149   $       110,707
   Interest income                                      1,124             1,300            2,331             2,606
   Other                                                  347               404              619               947
                                              ---------------   ---------------  ---------------   ---------------
                                                       42,927            41,106           83,099           114,260
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     14,024            18,052           25,118            32,468
   Production taxes                                     2,466             1,907            4,467             5,240
   Depreciation, depletion
     and amortization                                  16,079            14,356           30,706            32,393
   General and administrative                           8,160             7,265           14,865            15,573
                                              ---------------   ---------------  ---------------   ---------------
                                                       40,729            41,580           75,156            85,674
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $         2,198   $          (474) $         7,943   $        28,586
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $           .13   $          (.03) $           .48   $          1.72
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1988-3, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                           Six Months Ended
                                                                                               June 30,
                                                                               ----------------------------------------
                                                                                     1998                    1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $        7,943          $        28,586
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                          30,706                   32,393
      Change in gas imbalance receivable
          and deferred revenues                                                           (202)                   1,911
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                             13,734                   18,127
        Increase (decrease) in accounts payable                                         (1,112)                     (94)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                               51,069                   80,923
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                (15,547)                  (6,206)
    Proceeds from sales of oil and gas properties                                           --                      678
                                                                               ---------------          ---------------
      Net cash provided by (used in) investing activities                              (15,547)                  (5,528)
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                     (60,439)                 (94,779)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                   (24,917)                 (19,384)
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                       100,684                  115,396
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $       75,767          $        96,012
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1988-3, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented.

(2) Organization and Terms of Partnership Agreement -

                  Swift Energy Income Partners 1988-3, Ltd., a Texas limited partnership ("the Partnership"), was formed on January 6, 1989, for the purpose of purchasing and operating producing oil and gas properties within the continental United States. Swift Energy Company ("Swift"), a Texas corporation, and VJM Partners, Ltd. ("VJM"), a Texas limited partnership, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The Managing General Partner is required to contribute up to 1/99th of limited partner net contributions. The 144 limited partners made total capital contributions of $1,665,200.

                  Property acquisition costs and the management fee are borne 99 percent by the limited partners and one percent by the general partners. Organization and syndication costs were borne solely by the limited partners.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 90 percent to the limited partners and ten percent to the general partners. If prior to partnership payout, however, the cash distribution rate for a certain period equals or exceeds 17.5 percent, then for the following calendar year, these continuing costs and revenues will be allocated 85 percent to the limited partners and 15 percent to the general partners. After partnership payout, continuing costs and revenues will be shared 85 percent by the limited partners, and 15 percent by the general partners, even if the cash distribution rate is less than 17.5 percent. Payout had occurred as of December 31, 1996; therefore, for 1997 and each year remaining in the life of the partnership, the continuing costs and revenues will be shared 85 percent by the limited partners and 15 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                    SWIFT ENERGY INCOME PARTNERS 1988-3, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  An affiliate of the Special General Partner, as Dealer Manager, received $41,130 for managing and overseeing the offering of the limited partnership units. A one-time management fee of $41,630 was paid to Swift for services performed for the Partnership.

                  Effective February 10, 1989, the Partnership entered into a Net Profits and Overriding Royalty Interests Agreement ("NP/OR Agreement") with Swift Energy Managed Pension Assets Partnership 1988-2, Ltd. ("Pension Partnership"), managed by Swift, for the purpose of acquiring working interests in producing oil and gas properties. Under terms of the NP/OR Agreement, the Partnership will convey to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to its proportionate share of the property acquisition costs.

                    SWIFT ENERGY INCOME PARTNERS 1988-3, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                    SWIFT ENERGY INCOME PARTNERS 1988-D, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                    SWIFT ENERGY INCOME PARTNERS 1988-D, LTD.

                                      INDEX



                                                                                       PAGE
FINANCIAL STATEMENTS:

            Balance Sheets

                - June 30, 1998 and December 31, 1997                                   3

            Statements of Operations

                - Three month and six month periods ended June 30, 1998 and 1997        4

            Statements of Cash Flows

                - Six month periods ended June 30, 1998 and 1997                        5

            Notes to Financial Statements                                               6

                    SWIFT ENERGY INCOME PARTNERS 1988-D, LTD.
                                 BALANCE SHEETS



                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------      ---------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $        1,158       $       37,405
              Oil and gas sales receivable                                                     52,210              105,763
                                                                                       ---------------      ---------------
                  Total Current Assets                                                         53,368              143,168
                                                                                       ---------------      ---------------

         Gas Imbalance Receivable                                                              26,172               27,280
                                                                                       ---------------      ---------------

         Oil and Gas Properties, using full cost
              accounting                                                                    4,247,443            4,222,551
         Less-Accumulated depreciation, depletion
              and amortization                                                             (3,445,963)          (3,398,167)
                                                                                       ---------------      ---------------
                                                                                              801,480              824,384
                                                                                       ---------------      ---------------
                                                                                       $      881,020       $      994,832
                                                                                       ===============      ===============

         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $       40,373       $       40,725
                                                                                       ---------------      ---------------

         Deferred Revenues                                                                     18,675               19,696

         Limited Partners' Capital (43,610.70 Limited Partnership Units;
                                   $100 per unit)                                             821,868              934,340
         General Partners' Capital                                                                104                   71
                                                                                       ---------------      ---------------
                  Total Partners' Capital                                                     821,972              934,411
                                                                                       ---------------      ---------------
                                                                                       $      881,020       $      994,832
                                                                                       ===============      ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1988-D, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)




                                                     Three Months Ended                  Six Months Ended
                                                          June 30,                            June 30,
                                              ---------------------------------  ---------------------------------
                                                   1998               1997            1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $        79,622   $        75,317  $       137,866   $       211,152
   Interest income                                         35               789              267             1,538
   Other                                                  382               414              668             1,019
                                              ---------------   ---------------  ---------------   ---------------
                                                       80,039            76,520          138,801           213,709
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     23,940            30,716           42,866            55,980
   Production taxes                                     4,725             3,430            7,547            10,678
   Depreciation, depletion
      and amortization                                 26,325            25,348           47,796            59,244
   General and administrative                          18,853            14,563           36,476            30,691
                                              ---------------   ---------------  ---------------   ---------------
                                                       73,843            74,057          134,685           156,593
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $         6,196   $         2,463  $         4,116   $        57,116
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $           .14   $           .06  $           .09   $          1.31
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1988-D, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                            Six Months Ended
                                                                                                June 30,
                                                                               ----------------------------------------
                                                                                     1998                    1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $        4,116          $        57,116
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                          47,796                   59,244
      Change in gas imbalance receivable
          and deferred revenues                                                             87                    5,108
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                             53,553                   73,406
        Increase (decrease) in accounts payable                                           (352)                 (51,677)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                              105,200                  143,197
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                (24,892)                  (7,083)
    Proceeds from sales of oil and gas properties                                           --                    1,711
                                                                               ---------------          ---------------
      Net cash provided by (used in) investing activities                              (24,892)                  (5,372)
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                    (116,555)                (170,464)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                   (36,247)                 (32,639)
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        37,405                   97,575
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $        1,158          $        64,936
                                                                               ===============          ===============
Supplemental disclosure of cash flow information:
   Cash paid during the period for interest                                     $           00          $            --
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1988-D, LTD.
                         NOTESS TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Income Partners 1988-D, Ltd., a Texas limited partnership ("the Partnership"), was formed on Dfecember 31, 1988, for the purpose of purchasing and operating producing oil and gas properties within the continental United States. Swift Energy Company ("Swift"), a Texas corporation, and VJM Partners, Ltd. ("VJM"), a Texas limited partnership, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The Managing General Partner is required to contribute up to 1/99th of limited partner net contributions. The 400 limited partners made total capital contributions of $4,361,070.

                  Property acquisition costs and the management fee are borne 99 percent by the limited partners and one percent by the general partners. Organization and syndication costs were borne solely by the limited partners.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 90 percent to the limited partners and ten percent to the general partners. If prior to partnership payout, however, the cash distribution rate for a certain period equals or exceeds 17.5 percent, then for the following calendar year, these continuing costs and revenues will be allocated 85 percent to the limited partners and 15 percent to the general partners. After partnership payout, continuing costs and revenues will be shared 85 percent by the limited partners, and 15 percent by the general partners, even if the cash distribution rate is less than 17.5 percent.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                    SWIFT ENERGY INCOME PARTNERS 1988-D LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  An affiliate of the Special General Partner, as Dealer Manager, received $106,527 for managing and overseeing the offering of the limited partnership units. A one-time management fee of $109,027 was paid to Swift for services performed for the Partnership.

                  Effective December 31, 1988, the Partnership entered into a Net Profits and Overriding Royalty Interests Agreement ("NP/OR Agreement") with Swift Energy Managed Pension Assets Partnership 1988-C, Ltd. ("Pension Partnership"), managed by Swift, for the purpose of acquiring working interests in producing oil and gas properties. Under terms of the NP/OR Agreement, the Partnership will convey to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to its proportionate share of the property acquisition costs.

                    SWIFT ENERGY INCOME PARTNERS 1988-D, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                    SWIFT ENERGY INCOME PARTNERS 1989-1, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                    SWIFT ENERGY INCOME PARTNERS 1989-1, LTD.

                                      INDEX


                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                    SWIFT ENERGY INCOME PARTNERS 1989-1, LTD.
                                 BALANCE SHEETS



                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                         Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $        1,278       $       28,690
              Oil and gas sales receivable                                                     50,307               82,002
                                                                                       ---------------     ----------------
                  Total Current Assets                                                         51,585              110,692
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                              10,776               10,946
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    1,924,134            1,893,426
         Less-Accumulated depreciation, depletion
              and amortization                                                             (1,266,954)          (1,218,682)
                                                                                       ---------------     ----------------
                                                                                              657,180              674,744
                                                                                       ---------------     ----------------
                                                                                       $      719,541       $      796,382
                                                                                       ===============     ================


         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $       54,981       $       30,030
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                      4,793                4,982

         Limited Partners' Capital (19,083 Limited Partnership Units;
                                   $100 per unit)                                             654,464              756,424
         General Partners' Capital                                                              5,303                4,946
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                     659,767              761,370
                                                                                       ---------------     ----------------
                                                                                       $      719,541       $      796,382
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-1, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)




                                                      Three Months Ended                 Six Months Ended
                                                           June 30,                          June 30,
                                              ---------------------------------  ---------------------------------
                                                   1998              1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $        53,114   $        70,336  $       107,532   $       168,955
   Interest income                                         99               782               99             1,393
   Other                                                  169               159              296               411
                                              ---------------   ---------------  ---------------   ---------------
                                                       53,382            71,277          107,927           170,759
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     17,389            24,398           33,837            43,589
   Production taxes                                     2,807             3,269            5,416             8,042
   Depreciation, depletion
      and amortization                                 23,407            23,096           48,272            48,983
   General and administrative                           9,291             9,759           17,516            20,677
   Interest expense                                        24                --               24                --
                                              ---------------   ---------------  ---------------   ---------------
                                                       52,918            60,522          105,065           121,291
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $           464   $        10,755  $         2,862   $        49,468
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $           .02   $           .56  $           .15   $          2.59
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-1, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                           Six Months Ended
                                                                                               June 30,
                                                                               ----------------------------------------
                                                                                     1998                     1997
                                                                               ----------------        ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $        2,862          $        49,468
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                          48,272                   48,983
      Change in gas imbalance receivable
          and deferred revenues                                                            (19)                   3,264
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                             31,695                   29,866
        Increase (decrease) in accounts payable                                         24,951                  (17,290)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                              107,761                  114,291
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                (30,708)                  (9,801)
    Proceeds from sales of oil and gas properties                                           --                    1,014
    (Increase) decrease in receivable due to property disposition                           --                   14,762
                                                                               ---------------          ---------------
      Net cash provided by (used in) investing activities                              (30,708)                   5,975
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                    (104,465)                (119,875)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                   (27,412)                     391
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        28,690                   68,940
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $        1,278          $        69,331
                                                                               ===============          ===============
  Supplemental disclosure of cash flow information:
    Cash paid during the period for interest                                    $           24          $            --
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-1, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented.

(2) Organization and Terms of Partnership Agreement -

                  Swift Energy Income Partners 1989-1, Ltd., a Texas limited partnership ("the Partnership"), was formed on March 31, 1989, for the purpose of purchasing and operating producing oil and gas properties within the continental United States. Swift Energy Company ("Swift"), a Texas corporation, and VJM Partners, Ltd. ("VJM"), a Texas limited partnership serve as Managing General Partner and Special General Partner of the Partnership, respectively. The Managing General Partner is required to contribute up to 1/99th of limited partner net contributions. The 181 limited partners made total capital contributions of $1,908,300.

                  Property acquisition costs and the management fee are borne 99 percent by the limited partners and one percent by the general partners. Organization and syndication costs were borne solely by the limited partners.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 90 percent to the limited partners and ten percent to the general partners. If prior to partnership payout, however, the cash distribution rate for a certain period equals or exceeds 17.5 percent, then for the following calendar year, these continuing costs and revenues will be allocated 85 percent to the limited partners and 15 percent to the general partners. After partnership payout, continuing costs and revenues will be shared 85 percent by the limited partners, and 15 percent by the general partners, even if the cash distribution rate is less than 17.5 percent.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                    SWIFT ENERGY INCOME PARTNERS 1989-1, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  Affiliates of the Special General Partner, as Dealer Manager, have received $47,708 for managing and overseeing the offering of the limited partnership units. A one-time management fee of $47,708 was paid to Swift for services performed for the Partnership.

(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

                    SWIFT ENERGY INCOME PARTNERS 1989-1, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                    SWIFT ENERGY INCOME PARTNERS 1989-2, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                    SWIFT ENERGY INCOME PARTNERS 1989-2, LTD.

                                      INDEX



                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                    SWIFT ENERGY INCOME PARTNERS 1989-2, LTD.
                                 BALANCE SHEETS



                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $       43,522       $      205,800
              Oil and gas sales receivable                                                    125,776              177,188
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        169,298              382,988
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                              43,334               44,416
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    3,785,602            3,727,132
         Less-Accumulated depreciation, depletion
              and amortization                                                             (2,501,542)          (2,408,741)
                                                                                       ---------------     ----------------
                                                                                            1,284,060            1,318,391
                                                                                       ---------------     ----------------
                                                                                       $    1,496,692       $    1,745,795
                                                                                       ===============     ================


         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $       50,826       $       59,564
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                     27,975               29,492

         Limited Partners' Capital (36,512 Limited Partnership Units;
                                   $100 per unit)                                           1,400,664            1,634,355
         General Partners' Capital                                                             17,227               22,384
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                   1,417,891            1,656,739
                                                                                       ---------------     ----------------
                                                                                       $    1,496,692       $    1,745,795
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-2, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)




                                                       Three Months Ended                Six Months Ended
                                                           June 30,                          June 30,
                                              ---------------------------------  ---------------------------------
                                                    1998             1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $       112,168   $       142,405  $       229,185   $       367,258
   Interest income                                        877             3,383            2,561             6,086
   Other                                                  635               744            1,161             1,764
                                              ---------------   ---------------  ---------------   ---------------
                                                      113,680           146,532          232,907           375,108
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     36,814            53,811           72,908            96,606
   Production taxes                                     6,282             7,001           12,313            18,628
   Depreciation, depletion
      and amortization                                 45,390            45,938           92,801           101,813
   General and administrative                          16,894            20,101           31,541            42,420
                                              ---------------   ---------------  ---------------   ---------------
                                                      105,380           126,851          209,563           259,467
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $         8,300   $        19,681  $        23,344   $       115,641
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $           .23   $           .54  $           .64   $          3.17
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-2, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                            Six Months Ended
                                                                                                June 30,
                                                                               ----------------------------------------
                                                                                    1998                     1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $       23,344          $       115,641
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                          92,801                  101,813
      Change in gas imbalance receivable
          and deferred revenues                                                           (435)                   8,146
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                             51,412                   69,881
        Increase (decrease) in accounts payable                                         (8,738)                 (33,135)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                              158,384                  262,346
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                (58,470)                 (22,976)
    Proceeds from sales of oil and gas properties                                           --                    1,949
    (Increase) decrease in receivable due to property disposition                           --                   54,292
                                                                               ---------------          ---------------
      Net cash provided by (used in) investing activities                              (58,470)                  33,265
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                    (262,192)                (276,662)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                  (162,278)                  18,949
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                       205,800                  248,757
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $       43,522          $       267,706
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-2, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented.

(2) Organization and Terms of Partnership Agreement -

                  Swift Energy Income Partners 1989-2, Ltd., a Texas limited partnership ("the Partnership"), was formed on June 30, 1989, for the purpose of purchasing and operating producing oil and gas properties within the continental United States. Swift Energy Company ("Swift"), a Texas corporation, and VJM Partners, Ltd. ("VJM"), a Texas limited partnership, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The Managing General Partner is required to contribute up to 1/99th of limited partner net contributions. The 250 limited partners made total capital contributions of $3,651,200.

                  Property acquisition costs and the management fee are borne 99 percent by the limited partners and one percent by the general partners. Organization and syndication costs were borne solely by the limited partners.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 90 percent to the limited partners and ten percent to the general partners. If prior to partnership payout, however, the cash distribution rate for a certain period equals or exceeds 17.5 percent, then for the following calendar year, these continuing costs and revenues will be allocated 85 percent to the limited partners and 15 percent to the general partners. After partnership payout, continuing costs and revenues will be shared 85 percent by the limited partners, and 15 percent by the general partners, even if the cash distribution rate is less than 17.5 percent. During 1992 and 1991, the cash distribution rate (as defined in the Partnership Agreement) exceeded 17.5 percent and thus, in 1993 and 1992, the continuing costs and revenues were shared 85 percent by the limited partners and 15 percent by the general partners. During 1997, 1996, 1995, 1994 and 1993, the cash distribution rate fell below 17.5 percent and thus, in 1997, 1996, 1995 and 1994, the continuing costs and revenues were shared 90 percent by the limited partners and 10 percent by the general partners. Payout occurred in January, 1998; therefore, for 1998 and each year remaining in the life of the partnership, the continuing costs and revenues will be shared 85 percent by the limited partners and 15 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                    SWIFT ENERGY INCOME PARTNERS 1989-2, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  Affiliates of the Special General Partner, as Dealer Manager, have received $89,780 for managing and overseeing the offering of the limited partnership units. A one-time management fee of $91,280 was be paid to Swift for services performed for the Partnership.

                  Effective June 30, 1989, the Partnership entered into a Net Profits and Overriding Royalty Interest Agreement ("NP/OR Agreement") with Swift Energy Managed Pension Assets Partnership 1989-1, Ltd. ("Pension Partnership"), managed by Swift for the purpose of acquiring working interests in producing oil and gas properties. Under terms of the NP/OR Agreement, the Partnership will convey to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to its proportionate share of the property acquisition costs.

                    SWIFT ENERGY INCOME PARTNERS 1989-2, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                    SWIFT ENERGY INCOME PARTNERS 1989-3, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                    SWIFT ENERGY INCOME PARTNERS 1989-3, LTD.

                                      INDEX


                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                    SWIFT ENERGY INCOME PARTNERS 1989-3, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $       93,269       $      137,885
              Oil and gas sales receivable                                                     43,339               83,864
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        136,608              221,749
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                              19,403               18,146
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    1,956,089            1,948,922
         Less-Accumulated depreciation, depletion
              and amortization                                                             (1,659,393)          (1,633,437)
                                                                                       ---------------     ----------------
                                                                                              296,696              315,485
                                                                                       ---------------     ----------------
                                                                                       $      452,707       $      555,380
                                                                                       ===============     ================


         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $       15,263       $       23,670
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                     10,332               11,039

         Limited Partners' Capital (21,812 Limited Partnership Units;
                                   $100 per unit)                                             426,896              520,643
         General Partners' Capital                                                                216                   28
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                     427,112              520,671
                                                                                       ---------------     ----------------
                                                                                       $      452,707       $      555,380
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-3, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                       Three Months Ended                Six Months Ended
                                                           June 30,                          June 30,
                                              ---------------------------------  ---------------------------------
                                                    1998             1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $        30,494   $        53,160  $        68,188   $       142,240
   Interest income                                      1,377             2,576            3,041             3,571
   Other                                                  132               169              244               386
                                              ---------------   ---------------  ---------------   ---------------
                                                       32,003            55,905           71,473           146,197
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                      6,450            19,235           19,139            39,156
   Production taxes                                     2,027             2,181            3,926             6,582
   Depreciation, depletion
      and amortization                                 11,997            13,682           25,956            31,192
   General and administrative                           9,679            11,051           18,434            23,406
                                              ---------------   ---------------  ---------------   ---------------
                                                       30,153            46,149           67,455           100,336
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $         1,850   $         9,756  $         4,018   $        45,861
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $           .08   $           .45  $           .18   $          2.10
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-3, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                            Six Months Ended
                                                                                                June 30,
                                                                               ----------------------------------------
                                                                                    1998                     1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $        4,018          $        45,861
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                          25,956                   31,192
      Change in gas imbalance receivable
          and deferred revenues                                                         (1,964)                     169
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                             40,525                   89,095
        Increase (decrease) in accounts payable                                         (8,407)                 (57,932)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                               60,128                  108,385
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                 (7,167)                  (7,959)
    (Increase) decrease in receivable due to property disposition                           --                  161,517
                                                                               ---------------          ---------------
      Net cash provided by (used in) investing activities                               (7,167)                 153,558
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                     (97,577)                (158,302)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                   (44,616)                 103,641
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                       137,885                   90,435
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $       93,269          $       194,076
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-3, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Income Partners 1989-3, Ltd., a Texas limited partnership ("the Partnership"), was formed on September 30, 1989, for the purpose of purchasing and operating producing oil and gas properties within the continental United States. Swift Energy Company ("Swift"), a Texas corporation, and VJM Partners, Ltd. ("VJM"), a Texas limited partnership, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The Managing General Partner is required to contribute up to 1/99th of limited partner net contributions. The 160 limited partners made total capital contributions of $2,181,200.

                  Property acquisition costs and the management fee are borne 99 percent by the limited partners and one percent by the general partners. Organization and syndication costs were borne solely by the limited partners.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 90 percent to the limited partners and ten percent to the general partners. If prior to partnership payout, however, the cash distribution rate for a certain period equals or exceeds 17.5 percent, then for the following calendar year, these continuing costs and revenues will be allocated 85 percent to the limited partners and 15 percent to the general partners. After partnership payout, continuing costs and revenues will be shared 85 percent by the limited partners, and 15 percent by the general partners, even if the cash distribution rate is less than 17.5 percent. During 1992 and 1991, the cash distribution rate (as defined in the Partnership Agreement) exceeded 17.5 percent and thus, in 1993 and 1992, the continuing costs and revenues were shared 85 percent by the limited partners and 15 percent by the general partners. During 1997, 1996, 1995, 1994 and 1993, the cash distribution rate fell below 17.5 percent and thus, in 1998, 1997, 1996, 1995 and 1994, the continuing costs and revenues will be (were) shared 90 percent by the limited partners and 10 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                    SWIFT ENERGY INCOME PARTNERS 1989-3, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  Affiliates of the Special General Partner, as Dealer Manager, have received $54,530 for managing and overseeing the offering of the limited partnership units. A one-time management fee of $54,530 was paid to Swift for services performed for the Partnership.

                  Effective September 30, 1989, the Partnership entered into a Net Profits and Overriding Royalty Interest Agreement ("NP/OR Agreement") with Swift Energy Managed Pension Assets Partnership 1989-2, Ltd. ("Pension Partnership"), managed by Swift for the purpose of acquiring working interests in producing oil and gas properties. Under terms of the NP/OR Agreement, the Partnership will convey to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to its proportionate share of the property acquisition costs.

                    SWIFT ENERGY INCOME PARTNERS 1989-3, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                    SWIFT ENERGY INCOME PARTNERS 1989-4, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                    SWIFT ENERGY INCOME PARTNERS 1989-4, LTD.

                                      INDEX


                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                    SWIFT ENERGY INCOME PARTNERS 1989-4, LTD.
                                 BALANCE SHEETS





                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $        7,543       $        1,184
              Oil and gas sales receivable                                                     48,750               56,754
                                                                                       ---------------     ----------------
                  Total Current Assets                                                         56,293               57,938
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                              23,580               25,028
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    1,516,135            1,533,340
         Less-Accumulated depreciation, depletion
              and amortization                                                             (1,232,805)          (1,208,865)
                                                                                       ---------------     ----------------
                                                                                              283,330              324,475
                                                                                       ---------------     ----------------
                                                                                       $      363,203       $      407,441
                                                                                       ===============     ================


         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $       18,587       $       23,419
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                     28,490               31,275

         Limited Partners' Capital (15,158 Limited Partnership Units;
                                   $100 per unit)                                             309,318              342,792
         General Partners' Capital                                                              6,808                9,955
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                     316,126              352,747
                                                                                       ---------------     ----------------
                                                                                       $      363,203       $      407,441
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-4, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                       Three Months Ended                Six Months Ended
                                                           June 30,                          June 30,
                                              ---------------------------------  ---------------------------------
                                                    1998             1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $        37,907   $        45,795  $        68,891   $       114,632
   Interest income                                        118                92              212               161
   Other                                                  471               632              885             1,424
                                              ---------------   ---------------  ---------------   ---------------
                                                       38,496            46,519           69,988           116,217
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     12,858            15,680           22,699            29,266
   Production taxes                                     2,527             2,732            4,762             7,120
   Depreciation, depletion
      and amortization                                 12,364            14,360           23,940            31,436
   General and administrative                           7,323             5,797           13,411            12,526
   Interest expense                                        --                --               --                65
                                              ---------------   ---------------  ---------------   ---------------
                                                       35,072            38,569           64,812            80,413
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $         3,424   $         7,950  $         5,176   $        35,804
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $           .23   $           .52  $           .34   $          2.36
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-4, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                            Six Months Ended
                                                                                                June 30,
                                                                               ----------------------------------------
                                                                                    1998                     1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $        5,176          $        35,804
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                          23,940                   31,436
      Change in gas imbalance receivable
          and deferred revenues                                                         (1,337)                  (2,268)
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                              8,004                   27,795
        Increase (decrease) in accounts payable                                         (4,832)                 (32,263)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                               30,951                   60,504
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                   (794)                  (9,044)
    Proceeds from sales of oil and gas properties                                       17,999                    3,475
                                                                               ---------------          ---------------
      Net cash provided by (used in) investing activities                               17,205                   (5,569)
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                     (41,797)                 (54,916)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                     6,359                       19
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                         1,184                    1,124
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $        7,543          $         1,143
                                                                               ===============          ===============
  Supplemental disclosure of cash flow information:
    Cash paid during the period for interest                                    $           --          $            65
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-4, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Income Partners 1989-4, Ltd., a Texas limited partnership ("the Partnership"), was formed on December 31, 1989, for the purpose of purchasing and operating producing oil and gas properties within the continental United States. Swift Energy Company ("Swift"), a Texas corporation, and VJM Partners, Ltd. ("VJM"), a Texas limited partnership, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The Managing General Partner is required to contribute up to 1/99th of limited partner net contributions. The 107 limited partners made total capital contributions of $1,515,800.

                  Property acquisition costs and the management fee are borne 99 percent by the limited partners and one percent by the general partners. Organization and syndication costs were borne solely by the limited partners.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 90 percent to the limited partners and ten percent to the general partners. If prior to partnership payout, however, the cash distribution rate for a certain period equals or exceeds 17.5 percent, then for the following calendar year, these continuing costs and revenues will be allocated 85 percent to the limited partners and 15 percent to the general partners. After partnership payout, continuing costs and revenues will be shared 85 percent by the limited partners, and 15 percent by the general partners, even if the cash distribution rate is less than 17.5 percent. During 1994, 1993 and 1992, the cash distribution rate (as defined in the Partnership Agreement) exceeded 17.5 percent and thus, in 1995, 1994 and 1993, the continuing costs and revenues were shared 85 percent by the limited partners and 15 percent by the general partners. During 1997, 1996 and 1995, the cash distribution rate fell below 17.5 percent and thus, in 1998, 1997 and 1996, the continuing costs and revenues will be
        (were) shared 90 percent by the limited partners and 10 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                    SWIFT ENERGY INCOME PARTNERS 1989-4, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  Affiliates of the Special General Partner, as Dealer Manager, have received $37,520 for managing and overseeing the offering of the limited partnership units. A one-time management fee of $37,895 was paid to Swift for services performed for the Partnership.

(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                    SWIFT ENERGY INCOME PARTNERS 1989-4, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                    SWIFT ENERGY INCOME PARTNERS 1989-A, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                    SWIFT ENERGY INCOME PARTNERS 1989-A, LTD.

                                      INDEX


                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                    SWIFT ENERGY INCOME PARTNERS 1989-A, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $        1,476       $      143,645
              Oil and gas sales receivable                                                    112,420              264,694
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        113,896              408,339
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                              47,470               48,599
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    5,490,552            5,402,779
         Less-Accumulated depreciation, depletion
              and amortization                                                             (3,606,369)          (3,464,374)
                                                                                       ---------------     ----------------
                                                                                            1,884,183            1,938,405
                                                                                       ---------------     ----------------
                                                                                       $    2,045,549       $    2,395,343
                                                                                       ===============     ================


         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $       76,282       $       94,176
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                     30,141               31,763

         Limited Partners' Capital (51,792.81 Limited Partnership Units;
                                   $100 per unit)                                           1,909,908            2,245,932
         General Partners' Capital                                                             29,218               23,472
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                   1,939,126            2,269,404
                                                                                       ---------------     ----------------
                                                                                       $    2,045,549       $    2,395,343
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-A, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                       Three Months Ended                Six Months Ended
                                                           June 30,                          June 30,
                                              ---------------------------------  ---------------------------------
                                                    1998             1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $       165,612   $       227,956  $       338,802   $       558,185
   Interest income                                         54             3,246              577             5,855
   Other                                                1,012             1,195            1,857             2,790
                                              ---------------   ---------------  ---------------   ---------------
                                                      166,678           232,397          341,236           566,830
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     56,458            78,789          112,403           142,120
   Production taxes                                     9,176            11,484           18,122            28,379
   Depreciation, depletion
      and amortization                                 68,756            70,135          141,995           150,556
   General and administrative                          23,754            29,795           44,626            62,441
                                              ---------------   ---------------  ---------------   ---------------
                                                      158,144           190,203          317,146           383,496
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $         8,534   $        42,194  $        24,090   $       183,334
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $           .16   $           .81  $           .47   $          3.54
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-A, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                            Six Months Ended
                                                                                                June 30,
                                                                               ----------------------------------------
                                                                                    1998                     1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $       24,090          $       183,334
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                         141,995                  150,556
      Change in gas imbalance receivable
          and deferred revenues                                                           (493)                   9,155
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                            152,274                   95,295
        Increase (decrease) in accounts payable                                        (17,894)                 (48,415)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                              299,972                  389,925
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                (87,773)                 (39,399)
    (Increase) decrease in receivable due to property disposition                           --                   62,443
                                                                               ---------------          ---------------
      Net cash provided by (used in) investing activities                              (87,773)                  23,044
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                    (354,368)                (407,402)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                  (142,169)                   5,567
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                       143,645                  262,455
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $        1,476          $       268,022
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-A, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Income Partners 1989-A, Ltd., a Texas limited partnership ("the Partnership"), was formed on March 31, 1989, for the purpose of purchasing and operating producing oil and gas properties within the continental United States. Swift Energy Company ("Swift"), a Texas corporation, and VJM Corporation ("VJM"), a California corporation, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The general partners are
        required   to   contribute   up  to  1/99th  of  limited   partner   net
        contributions.
        The 455 limited partners made total capital contributions of $5,179,281.

                  Property acquisition costs and the management fee are borne 99 percent by the limited partners and one percent by the general partners. Organization and syndication costs were borne solely by the limited partners.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 90 percent to the limited partners and ten percent to the general partners. If prior to partnership payout, however, the cash distribution rate for a certain period equals or exceeds 17.5 percent, then for the following calendar year, these continuing costs and revenues will be allocated 85 percent to the limited partners and 15 percent to the general partners. After partnership payout, continuing costs and revenues will be shared 85 percent by the limited partners, and 15 percent by the general partners, even if the cash distribution rate is less than 17.5 percent. During 1992 and 1991, the cash distribution rate (as defined in the Partnership Agreement) exceeded 17.5 percent and thus, in 1993 and 1992, the continuing costs and revenues were shared 85 percent by the limited partners and 15 percent by the general partners. During 1997, 1996, 1995, 1994 and 1993, the cash distribution rate fell below 17.5 percent and thus, in 1997, 1996, 1995 and 1994, the continuing costs and revenues were shared 90 percent by the limited partners and 10 percent by the general partners. Payout occurred in January, 1998; therefore, for 1998 and each year remaining in the life of the partnership, the continuing costs and revenues will be shared 85 percent by the limited partners and 15 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                    SWIFT ENERGY INCOME PARTNERS 1989-A, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  An affiliate of the Special General Partner, as Dealer Manager, received $128,607 for managing and overseeing the offering of the limited partnership units. A one-time management fee of $129,482 was paid to Swift for services performed for the Partnership.

                  Effective March 31, 1989, the Partnership entered into a Net Profits and Overriding Royalty Interest Agreement ("NP/OR Agreement") with Swift Energy Managed Pension Assets Partnership 1989-A, Ltd. ("Pension Partnership"), managed by Swift for the purpose of acquiring working interests in producing oil and gas properties. Under terms of the NP/OR Agreement, the Partnership will convey to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to its proportionate share of the property acquisition costs.

                    SWIFT ENERGY INCOME PARTNERS 1989-A, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(5)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

 (6)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                    SWIFT ENERGY INCOME PARTNERS 1989-C, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                    SWIFT ENERGY INCOME PARTNERS 1989-C, LTD.

                                      INDEX



                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                    SWIFT ENERGY INCOME PARTNERS 1989-C, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $      209,214       $      302,308
              Oil and gas sales receivable                                                     80,240              136,384
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        289,454              438,692
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                              38,829               36,428
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    3,682,885            3,669,178
         Less-Accumulated depreciation, depletion
              and amortization                                                             (3,126,972)          (3,076,893)
                                                                                       ---------------     ----------------
                                                                                              555,913              592,285
                                                                                       ---------------     ----------------
                                                                                       $      884,196       $    1,067,405
                                                                                       ===============     ================


         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $       28,423       $       21,111
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                     21,285               22,741

         Limited Partners' Capital (40,899 Limited Partnership Units;
                                   $100 per unit)                                             834,006            1,023,551
         General Partners' Capital                                                                482                    2
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                     834,488            1,023,553
                                                                                       ---------------     ----------------
                                                                                       $      884,196       $    1,067,405
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-C, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                       Three Months Ended                Six Months Ended
                                                           June 30,                          June 30,
                                              ---------------------------------  ---------------------------------
                                                    1998             1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $        54,409   $       101,643  $       126,337   $       272,183
   Interest income                                      3,074             5,473            6,750             7,675
   Other                                                  345               457              638             1,026
                                              ---------------   ---------------  ---------------   ---------------
                                                       57,828           107,573          133,725           280,884
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     12,189            36,779           37,617            75,204
   Production taxes                                     3,666             4,309            7,298            12,603
   Depreciation, depletion
      and amortization                                 22,897            26,290           50,079            59,267
   General and administrative                          17,463            21,274           34,035            44,495
                                              ---------------   ---------------  ---------------   ---------------
                                                       56,215            88,652          129,029           191,569
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $         1,613   $        18,921  $         4,696   $        89,315
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $           .04   $           .46  $           .11   $          2.18
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-C, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                            Six Months Ended
                                                                                                June 30,
                                                                               ----------------------------------------
                                                                                    1998                     1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $        4,696          $        89,315
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                          50,079                   59,267
      Change in gas imbalance receivable
          and deferred revenues                                                         (3,857)                     245
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                             56,144                  229,370
        Increase (decrease) in accounts payable                                          7,312                 (163,510)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                              114,374                  214,687
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                (13,707)                 (15,966)
    (Increase) decrease in receivable due to property disposition                           --                  309,919
                                                                               ---------------          ---------------
      Net cash provided by (used in) investing activities                              (13,707)                 293,953
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                    (193,761)                (297,878)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                   (93,094)                 210,762
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                       302,308                  193,408
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $      209,214          $       404,170
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-C, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Income Partners 1989-C, Ltd., a Texas limited partnership (the Partnership), was formed on September 30, 1989, for the purpose of purchasing and operating producing oil and gas properties within the continental United States. Swift Energy Company ("Swift"), a Texas corporation, and VJM Corporation ("VJM"), a California corporation, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The general partners are required to contribute up to 1/99th of limited partner net contributions. The 449 limited partners made total capital contributions of $4,089,900.

                  Property acquisition costs and the management fee are borne 99 percent by the limited partners and one percent by the general partners. Organization and syndication costs were borne solely by the limited partners.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 90 percent to the limited partners and ten percent to the general partners. If prior to partnership payout, however, the cash distribution rate for a certain period equals or exceeds 17.5 percent, then for the following calendar year, these continuing costs and revenues will be allocated 85 percent to the limited partners and 15 percent to the general partners. After partnership payout, continuing costs and revenues will be shared 85 percent by the limited partners, and 15 percent by the general partners, even if the cash distribution rate is less than 17.5 percent. During 1992 and 1991, the cash distribution rate (as defined in the Partnership Agreement) exceeded 17.5 percent and thus, in 1993 and 1992, the continuing costs and revenues were shared 85 percent by the limited partners and 15 percent by the general partners. During 1997, 1996, 1995, 1994 and 1993, the cash distribution rate fell below 17.5 percent and thus, in 1998, 1997, 1996, 1995 and 1994, the continuing costs and revenues will be (were) shared 90 percent by the limited partners and 10 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                    SWIFT ENERGY INCOME PARTNERS 1989-C, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  An affiliate of the Special General Partner, as Dealer Manager, received $100,788 for managing and overseeing the offering of the limited partnership units. A one-time management fee of $102,247 was paid to Swift for services performed for the Partnership.

                  Effective September 30, 1989, the Partnership entered into a Net Profits and Overriding Royalty Interest Agreement ("NP/OR Agreement") with Swift Energy Managed Pension Assets Partnership 1989-C, Ltd. (Pension Partnership), managed by Swift for the purpose of acquiring working interests in producing oil and gas properties. Under terms of the NP/OR Agreement, the Partnership will convey to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to its proportionate share of the property acquisition costs.

(5)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                    SWIFT ENERGY INCOME PARTNERS 1989-C, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(6)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                    SWIFT ENERGY INCOME PARTNERS 1989-D, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                    SWIFT ENERGY INCOME PARTNERS 1989-D, LTD.

                                      INDEX




                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                    SWIFT ENERGY INCOME PARTNERS 1989-D, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $       28,224       $       10,173
              Oil and gas sales receivable                                                    133,191              139,699
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        161,415              149,872
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                              64,990               68,976
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    3,997,284            4,027,187
         Less-Accumulated depreciation, depletion
              and amortization                                                             (3,248,805)          (3,185,789)
                                                                                       ---------------     ----------------
                                                                                              748,479              841,398
                                                                                       ---------------     ----------------
                                                                                       $      974,884       $    1,060,246
                                                                                       ===============     ================


         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $       48,380       $       33,990
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                     78,524               85,388

         Limited Partners' Capital (39,938.01 Limited Partnership Units;
                                   $100 per unit)                                             829,321              914,457
         General Partners' Capital                                                             18,659               26,411
                                                                                       ---------------      ---------------
                  Total Partners' Capital                                                     847,980              940,868
                                                                                       ---------------     ----------------
                                                                                       $      974,884       $    1,060,246
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-D, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                       Three Months Ended                Six Months Ended
                                                           June 30,                          June 30,
                                              ---------------------------------  ---------------------------------
                                                    1998             1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $       103,796   $       123,176  $       188,142   $       306,948
   Interest income                                        544               230              797               410
   Other                                                  847             1,689            1,975             3,838
                                              ---------------   ---------------  ---------------   ---------------
                                                      105,187           125,095          190,914           311,196
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     35,299            41,672           61,938            77,971
   Production taxes                                     6,977             7,483           13,129            19,205
   Depreciation, depletion
      and amortization                                 32,591            37,142           63,016            80,566
   General and administrative                          17,469            15,473           33,649            32,436
                                              ---------------   ---------------  ---------------   ---------------
                                                       92,336           101,770          171,732           210,178
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $        12,851   $        23,325  $        19,182   $       101,018
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $           .32    $          .58  $           .48   $          2.53
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-D, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                            Six Months Ended
                                                                                                June 30,
                                                                               ----------------------------------------
                                                                                    1998                     1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $       19,182          $       101,018
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                          63,016                   80,566
      Change in gas imbalance receivable
          and deferred revenues                                                         (2,878)                  (6,231)
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                              6,508                   71,110
        Increase (decrease) in accounts payable                                         14,390                  (85,939)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                              100,218                  160,524
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                 (2,255)                 (24,881)
    Proceeds from sales of oil and gas properties                                       32,158                    9,479
                                                                               ---------------          ---------------
      Net cash provided by (used in) investing activities                               29,903                  (15,402)
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                    (112,070)                (145,105)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                    18,051                       17
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        10,173                    1,015
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $       28,224          $         1,032
                                                                               ===============          ===============


                See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1989-D, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Income Partners 1989-D, Ltd., a Texas limited partnership ("the Partnership"), was formed on December 31, 1989, for the purpose of purchasing and operating producing oil and gas properties within the continental United States. Swift Energy Company ("Swift"), a Texas corporation, and VJM Corporation ("VJM"), a California corporation, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The general partners are required to contribute up to 1/99th of limited partner net contributions. The 447 limited partners made total capital contributions of $3,993,801.

                  Property acquisition costs and the management fee are borne 99 percent by the limited partners and one percent by the general partners. Organization and syndication costs were borne solely by the limited partners.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 90 percent to the limited partners and ten percent to the general partners. If prior to partnership payout, however, the cash distribution rate for a certain period equals or exceeds 17.5 percent, then for the following calendar year, these continuing costs and revenues will be allocated 85 percent to the limited partners and 15 percent to the general partners. After partnership payout, continuing costs and revenues will be shared 85 percent by the limited partners, and 15 percent by the general partners, even if the cash distribution rate is less than 17.5 percent. During 1994, 1993 and 1992, the cash distribution rate (as defined in the Partnership Agreement) exceeded 17.5 percent and thus, in 1995, 1994 and 1993, the continuing costs and revenues were shared 85 percent by the limited partners and 15 percent by the general partners. During 1997, 1996 and 1995, the cash distribution rate fell below 17.5 percent and thus, in 1998, 1997 and 1996, the continuing costs and revenues will be
        (were) shared 90 percent by the limited partners and 10 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                    SWIFT ENERGY INCOME PARTNERS 1989-D, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  An affiliate of the Special General Partner, as Dealer Manager, received $99,845 for managing and overseeing the offering of the limited partnership units. A one-time management fee of $99,845 was paid to Swift for services performed for the Partnership.

                  Effective December 31, 1989, the Partnership entered into a Net Profits and Overriding Royalty Interest Agreement ("NP/OR Agreement") with Swift Energy Managed Pension Assets Partnership 1989-D, Ltd. ("Pension Partnership"), managed by Swift for the purpose of acquiring working interests in producing oil and gas properties. Under terms of the NP/OR Agreement, the Partnership will convey to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to its proportionate share of the property acquisition costs.

                    SWIFT ENERGY INCOME PARTNERS 1989-D, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                    SWIFT ENERGY INCOME PARTNERS 1990-1, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                    SWIFT ENERGY INCOME PARTNERS 1990-1, LTD.

                                      INDEX




                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                    SWIFT ENERGY INCOME PARTNERS 1990-1, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $      144,314       $      109,771
              Oil and gas sales receivable                                                     62,692               86,103
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        207,006              195,874
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                              55,267               59,604
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    1,676,712            1,732,433
         Less-Accumulated depreciation, depletion
              and amortization                                                             (1,412,651)          (1,389,253)
                                                                                       ---------------     ----------------
                                                                                              264,061              343,180
                                                                                       ---------------     ----------------
                                                                                       $      526,334       $      598,658
                                                                                       ===============     ================


         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $       17,392       $       17,794
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                     66,776               72,604

         Limited Partners' Capital (14,767.50 Limited Partnership Units;
                                   $100 per unit)                                             429,260              489,329
         General Partners' Capital                                                             12,906               18,931
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                     442,166              508,260
                                                                                       ---------------     ----------------
                                                                                       $      526,334       $      598,658
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1990-1, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                       Three Months Ended                Six Months Ended
                                                           June 30,                          June 30,
                                              ---------------------------------  ---------------------------------
                                                    1998             1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $        37,783   $        45,245  $        81,877   $       142,920
   Interest income                                      1,925               814            3,367             1,448
   Other                                                  112               163              221               350
                                              ---------------   ---------------  ---------------   ---------------
                                                       39,820            46,222           85,465           144,718
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     11,987            15,914           24,060            29,188
   Production taxes                                     2,540             2,825            5,184             8,335
   Depreciation, depletion
      and amortization                                 11,416            17,931           23,398            43,323
   General and administrative                           7,495             7,577           13,454            16,125
                                              ---------------   ---------------  ---------------   ---------------
                                                       33,438            44,247           66,096            96,971
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $         6,382   $         1,975  $        19,369   $        47,747
                                              ===============   ===============  ===============   ===============


Limited Partners' net income (loss)
   per unit                                   $           .43   $           .13  $          1.31   $          3.23
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1990-1, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                            Six Months Ended
                                                                                                June 30,
                                                                               ----------------------------------------
                                                                                    1998                     1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $       19,369          $        47,747
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                          23,398                   43,323
      Change in gas imbalance receivable
          and deferred revenues                                                         (1,491)                  (4,049)
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                             23,411                    7,040
        Increase (decrease) in accounts payable                                           (402)                   2,606
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                               64,285                   96,667
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                 (7,105)                      --
    Proceeds from sales of oil and gas properties                                       62,826                       66
                                                                               ---------------          ---------------
      Net cash provided by (used in) investing activities                               55,721                       66
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                     (85,463)                 (80,130)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                    34,543                   16,603
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                       109,771                   48,238
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $      144,314          $        64,841
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1990-1, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Income Partners 1990-1, Ltd., a Texas limited partnership ("the Partnership"), was formed on April 17, 1990, for the purpose of purchasing and operating producing oil and gas properties within the continental United States. Swift Energy Company ("Swift"), a Texas corporation, and VJM Partners, Ltd. ("VJM"), a Texas limited partnership, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The Managing General Partner is required to contribute up to 1/99th of limited partner net contributions. The 140 limited partners made total capital contributions of $1,476,650.

                  Property acquisition costs and the management fee are borne 99 percent by the limited partners and one percent by the general partners. Organization and syndication costs were borne solely by the limited partners.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 90 percent to the limited partners and ten percent to the general partners. If prior to partnership payout, however, the cash distribution rate for a certain period equals or exceeds 17.5 percent, then for the following calendar year, these continuing costs and revenues will be allocated 85 percent to the limited partners and 15 percent to the general partners. After partnership payout, continuing costs and revenues will be shared 85 percent by the limited partners, and 15 percent by the general partners, even if the cash distribution rate is less than 17.5 percent. During 1993 and 1992, the cash distribution rate (as defined in the Partnership Agreement) exceeded 17.5 percent and thus, in 1994 and 1993, the continuing costs and revenues were shared 85 percent by the limited partners and 15 percent by the general partners. During 1997, 1996, 1995 and 1994, the cash distribution rate fell below 17.5 percent and thus, in 1998, 1997, 1996 and 1995, the continuing costs and revenues will be
        (were) shared 90 percent by the limited partners and 10 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                    SWIFT ENERGY INCOME PARTNERS 1990-1, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  Affiliates of the Special General Partner, as Dealer Manager, have received $36,916 for managing and overseeing the offering of the limited partnership units. A one-time management fee of $36,916 was paid to Swift for services performed for the Partnership.

(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

                    SWIFT ENERGY INCOME PARTNERS 1990-1, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                    SWIFT ENERGY INCOME PARTNERS 1990-2, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                    SWIFT ENERGY INCOME PARTNERS 1990-2, LTD.

                                      INDEX




                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                    SWIFT ENERGY INCOME PARTNERS 1990-2, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $       87,360       $       49,115
              Oil and gas sales receivable                                                     42,559               60,881
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        129,919              109,996
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                              36,305               39,195
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    1,334,848            1,381,086
         Less-Accumulated depreciation, depletion
              and amortization                                                             (1,151,581)          (1,135,400)
                                                                                       ---------------     ----------------
                                                                                              183,267              245,686
                                                                                       ---------------     ----------------
                                                                                       $      349,491       $      394,877
                                                                                       ===============     ================


         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $       12,306       $       12,498
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                     43,865               47,748

         Limited Partners' Capital (10,265 Limited Partnership Units;
                                   $100 per unit)                                             284,756              321,268
         General Partners' Capital                                                              8,564               13,363
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                     293,320              334,631
                                                                                       ---------------     ----------------
                                                                                       $      349,491       $      394,877
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1990-2, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                       Three Months Ended                Six Months Ended
                                                           June 30,                          June 30,
                                              ---------------------------------  ---------------------------------
                                                    1998             1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $        26,412   $        33,215  $        58,017   $       103,888
   Interest income                                      1,119               134            1,854               236
   Other                                                   80               117              158               257
                                              ---------------   ---------------  ---------------   ---------------
                                                       27,611            33,466           60,029           104,381
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                      8,154            11,510           16,963            21,251
   Production taxes                                     1,751             2,037            3,588             5,996
   Depreciation, depletion
      and amortization                                  7,811            12,953           16,181            32,242
   General and administrative                           5,543             5,406            9,655            11,652
                                              ---------------   ---------------  ---------------   ---------------
                                                       23,259            31,906           46,387            71,141
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $         4,352   $         1,560  $        13,642   $        33,240
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $           .42   $           .15  $          1.33   $          3.24
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1990-2, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                            Six Months Ended
                                                                                                June 30,
                                                                               ----------------------------------------
                                                                                    1998                     1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $       13,642          $        33,240
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                          16,181                   32,242
      Change in gas imbalance receivable
          and deferred revenues                                                           (993)                  (2,275)
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                             18,322                    6,666
        Increase (decrease) in accounts payable                                           (192)                 (13,093)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                               46,960                   56,780
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                 (5,398)                      --
    Proceeds from sales of oil and gas properties                                       51,636                    2,261
                                                                               ---------------          ---------------
      Net cash provided by (used in) investing activities                               46,238                    2,261
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                     (54,953)                 (49,807)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                    38,245                    9,234
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        49,115                    1,024
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $       87,360          $        10,258
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1990-2, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented.

(2) Organization and Terms of Partnership Agreement -

                  Swift Energy Income Partners 1990-2, Ltd., a Texas limited partnership ("the Partnership"), was formed on June 30, 1990, for the purpose of purchasing and operating producing oil and gas properties within the continental United States. Swift Energy Company ("Swift"), a Texas corporation, and VJM Partners, Ltd. ("VJM"), a Texas limited partnership, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The Managing General Partner is required to contribute up to 1/99th of limited partner net contributions. The 78 limited partners made total capital contributions of $1,026,500.

                  Property acquisition costs and the management fee are borne 99 percent by the limited partners and one percent by the general partners. Organization and syndication costs were borne solely by the limited partners.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 90 percent to the limited partners and ten percent to the general partners. If prior to partnership payout, however, the cash distribution rate for a certain period equals or exceeds 17.5 percent, then for the following calendar year, these continuing costs and revenues will be allocated 85 percent to the limited partners and 15 percent to the general partners. After partnership payout, continuing costs and revenues will be shared 85 percent by the limited partners, and 15 percent by the general partners, even if the cash distribution rate is less than 17.5 percent. During 1993 and 1992, the cash distribution rate (as defined in the Partnership Agreement) exceeded 17.5 percent and thus, in 1994 and 1993, the continuing costs and revenues were shared 85 percent by the limited partners and 15 percent by the general partners. During 1997, 1996, 1995 and 1994, the cash distribution rate fell below 17.5 percent and thus, in 1998, 1997, 1996 and 1995, the continuing costs and revenues will be
        (were) shared 90 percent by the limited partners and 10 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                    SWIFT ENERGY INCOME PARTNERS 1990-2, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  Affiliates of the Special General Partner, as Dealer Manager, received $25,662 for managing and overseeing the offering of the limited partnership units. A one-time management fee of $25,662 was paid to Swift for services performed for the Partnership.

(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

                    SWIFT ENERGY INCOME PARTNERS 1990-2, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                    SWIFT ENERGY INCOME PARTNERS 1990-B, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                    SWIFT ENERGY INCOME PARTNERS 1990-B, LTD.

                                      INDEX




                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                    SWIFT ENERGY INCOME PARTNERS 1990-B, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $      259,800       $      132,431
              Oil and gas sales receivable                                                    137,226              207,126
              Other                                                                             8,100                   --
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        405,126              339,557
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                             125,056              134,839
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    4,543,187            4,696,100
         Less-Accumulated depreciation, depletion
              and amortization                                                             (3,906,353)          (3,850,287)
                                                                                       ---------------     ----------------
                                                                                              636,834              845,813
                                                                                       ---------------     ----------------
                                                                                       $    1,167,016       $    1,320,209
                                                                                       ===============     ================


         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $       39,545       $       42,691
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                    151,098              164,245

         Limited Partners' Capital (34,642.06 Limited Partnership Units;
                                   $100 per unit)                                             945,919            1,066,971
         General Partners' Capital                                                             30,454               46,302
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                     976,373            1,113,273
                                                                                       ---------------     ----------------
                                                                                       $    1,167,016       $    1,320,209
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1990-B, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                     Three Months Ended                  Six Months Ended
                                                          June 30,                           June 30,
                                              ---------------------------------  ---------------------------------
                                                   1998              1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $        91,119   $       113,422  $       199,741   $       354,975
   Interest income                                      3,320               436            5,221               781
   Other                                                  275               392              542               870
                                              ---------------   ---------------  ---------------   ---------------
                                                       94,714           114,250          205,504           356,626
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     28,043            39,208           58,182            72,357
   Production taxes                                     6,064             6,988           12,363            20,502
   Depreciation, depletion
      and amortization                                 27,062            44,553           56,066           109,069
   General and administrative                          16,292            17,879           30,311            37,454
                                              ---------------   ---------------  ---------------   ---------------
                                                       77,461           108,628          156,922           239,382
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $        17,253   $         5,622  $        48,582   $       117,244
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $           .50   $           .16  $          1.40   $          3.38
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1990-B, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                           Six Months Ended
                                                                                               June 30,
                                                                               ----------------------------------------
                                                                                    1998                     1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $       48,582          $       117,244
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                          56,066                  109,069
      Change in gas imbalance receivable
          and deferred revenues                                                         (3,364)                  (7,841)
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                             69,900                   24,193
        (Increase) decrease in other current assets                                     (8,100)                      --
        Increase (decrease) in accounts payable                                         (3,146)                 (81,181)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                              159,938                  161,484
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                (18,596)                      --
    Proceeds from sales of oil and gas properties                                      171,509                    7,767
                                                                               ---------------          ---------------
      Net cash provided by (used in) investing activities                              152,913                    7,767
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                    (185,482)                (168,550)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                   127,369                      701
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                       132,431                    1,447
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $      259,800          $         2,148
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                    SWIFT ENERGY INCOME PARTNERS 1990-B, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Income Partners 1990-B, Ltd., a Texas limited partnership ("the Partnership"), was formed on June 30, 1990, for the purpose of purchasing and operating producing oil and gas properties within the continental United States. Swift Energy Company ("Swift"), a Texas corporation, and VJM Corporation ("VJM"), a California corporation, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The general partners are required to contribute up to 1/99th of limited partner net contributions. The 375 limited partners made total capital contributions of $3,464,206.

                  Property acquisition costs and the management fee are borne 99 percent by the limited partners and one percent by the general partners. Organization and syndication costs were borne solely by the limited partners.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 90 percent to the limited partners and ten percent to the general partners. If prior to partnership payout, however, the cash distribution rate for a certain period equals or exceeds 17.5 percent, then for the following calendar year, these continuing costs and revenues will be allocated 85 percent to the limited partners and 15 percent to the general partners. After partnership payout, continuing costs and revenues will be shared 85 percent by the limited partners, and 15 percent by the general partners, even if the cash distribution rate is less than 17.5 percent. During 1993 and 1992, the cash distribution rate (as defined in the Partnership Agreement) exceeded 17.5 percent and thus, in 1994 and 1993, the continuing costs and revenues were shared 85 percent by the limited partners and 15 percent by the general partners. During 1997, 1996, 1995 and 1994, the cash distribution rate fell below 17.5 percent and thus, in 1998, 1997, 1996 and 1995, the continuing costs and revenues will be
        (were) shared 90 percent by the limited partners and 10 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                    SWIFT ENERGY INCOME PARTNERS 1990-B, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  An affiliate of the Special General Partner, as Dealer Manager, received $86,605 for managing and overseeing the offering of the limited partnership units. A one-time management fee of $86,605 was paid to Swift for services performed for the Partnership.

                  Effective June 30, 1990, the Partnership entered into a Net Profits and Overriding Royalty Interest Agreement ("NP/OR Agreement") with Swift Energy Managed Pension Assets Partnership 1990-B, Ltd. ("Pension Partnership"), managed by Swift for the purpose of acquiring working interests in producing oil and gas properties. Under terms of the NP/OR Agreement, the Partnership will convey to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to its proportionate share of the property acquisition costs.

                    SWIFT ENERGY INCOME PARTNERS 1990-B, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                  SWIFT ENERGY OPERATING PARTNERS 1991-C, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                  SWIFT ENERGY OPERATING PARTNERS 1991-C, LTD.

                                      INDEX




                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                  SWIFT ENERGY OPERATING PARTNERS 1991-C, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $        1,679       $        1,649
              Oil and gas sales receivable                                                    140,981              176,351
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        142,660              178,000
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                              74,360               79,419
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    5,045,182            5,109,574
         Less-Accumulated depreciation, depletion
              and amortization                                                             (3,617,932)          (3,530,952)
                                                                                       ---------------     ----------------
                                                                                            1,427,250            1,578,622
                                                                                       ---------------     ----------------
                                                                                       $    1,644,270       $    1,836,041
                                                                                       ===============     ================


         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $       62,297       $       69,828
                                                                                       ---------------    ----------------

         Deferred Revenues                                                                     91,043              100,767

         Interest Holders' Capital (4,453,469 Interest Holders' SDIs;
                                   $1.00 per SDI)                                           1,445,844            1,604,364
         General Partners' Capital                                                             45,086               61,082
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                   1,490,930            1,665,446
                                                                                       ---------------     ----------------
                                                                                       $    1,644,270       $    1,836,041
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1991-C, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                     Three Months Ended                  Six Months Ended
                                                          June 30,                           June 30,
                                              ---------------------------------  ---------------------------------
                                                   1998              1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $       108,763   $       158,309  $       233,751   $       423,834
   Interest income                                        347               269              637               478
   Other                                                  522               724              910             1,703
                                              ---------------   ---------------  ---------------   ---------------
                                                      109,632           159,302          235,298           426,015
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     51,189            59,475           86,385           122,682
   Production taxes                                     6,566             7,622           12,660            23,482
   Depreciation, depletion
      and amortization                                 42,012            51,121           86,980           127,514
   General and administrative                          19,961            21,941           38,029            48,863
                                              ---------------   ---------------  ---------------   ---------------
                                                      119,728           140,159          224,054           322,541
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $       (10,096)  $        19,143  $        11,244   $       103,474
                                              ===============   ===============  ===============  ====== =========



Limited Partners' net income (loss)
   per unit                                   $            --   $            --  $            --   $           .02
                                              ===============   ===============  ===============  ====== =========


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1991-C, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                           Six Months Ended
                                                                                               June 30,
                                                                               ----------------------------------------
                                                                                    1998                     1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $       11,244          $       103,474
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                          86,980                  127,514
      Change in gas imbalance receivable
          and deferred revenues                                                         (4,665)                  (7,395)
      Change in assets and liabilities:
         (Increase) decrease in oil and gas sales receivable                            35,370                  124,287
         Increase (decrease) in accounts payable                                        (7,531)                (114,650)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                              121,398                  233,230
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                (18,149)                  (5,502)
    Proceeds from sales of oil and gas properties                                       82,541                       --
                                                                               ---------------          ---------------
      Net cash provided by (used in) investing activities                               64,392                   (5,502)
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                    (185,760)                (227,702)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                        30                       26
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                         1,649                    1,566
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $        1,679          $         1,592
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1991-C, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Operating Partners 1991-C, Ltd., a Texas limited partnership ("the Partnership"), was formed on December 30, 1991, for the purpose of purchasing and operating producing oil and gas properties within the continental United States and Canada. Swift Energy Company ("Swift"), a Texas corporation, and VJM Corporation ("VJM"), a California corporation, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The sole limited partner of the Partnership is Swift Depositary Company, which has assigned all of its beneficial (but not of record) rights and interest as limited partner to the investors in the Partnership ("Interest Holders"), in the form of Swift Depositary Interests ("SDIs").

                  The Managing General Partner has paid or will pay out of its own corporate funds (as a capital contribution to the Partnership) all selling commissions, offering expenses, printing, legal and accounting fees and other formation costs incurred in connection with the offering of SDIs and the formation of the Partnership, for which the Managing General Partner will receive an interest in continuing costs and revenues of the Partnership. The 325 interest holders made total capital contributions of $4,453,469.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 85 percent to the interest holders and 15 percent to the general partners. After partnership payout, as defined in the Partnership Agreement, continuing costs and revenues will be shared 75 percent by the interest holders, and 25 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                  SWIFT ENERGY OPERATING PARTNERS 1991-C, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  Effective December 30, 1991, the Partnership entered into a Net Profits and Overriding Royalty Interest Agreement ("NP/OR Agreement") with Swift Energy Pension Partners 1991-C, Ltd. ("Pension Partnership"), an affiliated partnership managed by Swift for the purpose of acquiring nonoperating interests in producing oil and gas properties. Under the terms of the NP/OR Agreement, the Partnership will convey to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to the Pension Partnership's proportionate share of the property acquisition costs.

(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

                  SWIFT ENERGY OPERATING PARTNERS 1991-C, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                  SWIFT ENERGY OPERATING PARTNERS 1992-A, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                  SWIFT ENERGY OPERATING PARTNERS 1992-A, LTD.

                                      INDEX




                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                  SWIFT ENERGY OPERATING PARTNERS 1992-A, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $       92,472       $      110,328
              Oil and gas sales receivable                                                    159,271              217,520
              Other                                                                             7,153                5,100
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        258,896              332,948
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                             147,070              157,041
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    4,873,908            4,967,181
         Less-Accumulated depreciation, depletion
              and amortization                                                             (3,988,330)          (3,893,374)
                                                                                       ---------------     ----------------
                                                                                              885,578            1,073,807
                                                                                       ---------------     ----------------
                                                                                       $    1,291,544       $    1,563,796
                                                                                       ===============     ================


         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $       58,217       $       75,509
                                                                                       ---------------    ----------------

         Deferred Revenues                                                                    178,377              194,680

         Interest Holders' Capital (4,639,621 Interest Holders' SDIs;
                                   $1.00 per SDI)                                           1,033,890            1,255,347
         General Partners' Capital                                                             21,060               38,260
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                   1,054,950            1,293,607
                                                                                       ---------------     ----------------
                                                                                       $    1,291,544       $    1,563,796
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1992-A, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                     Three Months Ended                  Six Months Ended
                                                          June 30,                           June 30,
                                              ---------------------------------  ---------------------------------
                                                   1998              1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $        93,501   $        133,022 $       200,120   $       398,627
   Interest income                                      1,524             1,432            2,716             3,094
   Other                                                1,685             2,112            2,878             4,942
                                              ---------------   ---------------  ---------------   ---------------
                                                       96,710           136,566          205,714           406,663
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     44,826            58,642           87,286           113,751
   Production taxes                                     5,983             8,210           11,904            22,567
   Depreciation, depletion
      and amortization                                 46,469            57,682           94,956           140,667
   General and administrative                          18,980            20,107           38,113            45,308
                                              ---------------   ---------------  ---------------   ---------------
                                                      116,258           144,641          232,259           322,293
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $       (19,548)  $        (8,075) $       (26,545)  $        84,370
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $            --   $            --  $          (.01)  $           .02
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1992-A, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                           Six Months Ended
                                                                                               June 30,
                                                                               ----------------------------------------
                                                                                    1998                     1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $      (26,545)         $        84,370
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                          94,956                  140,667
      Change in gas imbalance receivable
          and deferred revenues                                                         (6,332)                 (13,961)
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                             58,249                   27,033
        (Increase) decrease in other current assets                                     (2,053)                  (5,153)
        Increase (decrease) in accounts payable                                        (17,292)                   3,375
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                              100,983                  236,331
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                (14,900)                 (14,599)
    Proceeds from sales of oil and gas properties                                      108,173                       --
                                                                               ---------------          ---------------
      Net cash provided by (used in) investing activities                               93,273                  (14,599)
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                    (212,112)                (308,926)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                   (17,856)                 (87,194)
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                       110,328                  168,316
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $       92,472          $        81,122
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1992-A, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited, except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented. The financial statements should be read in conjunction with the audited financial statements and the notes included in the latest Form 10-K.

(2) Organization and Terms of Partnership Agreement -

                  Swift Energy Operating Partners 1992-A, Ltd., a Texas limited partnership ("the Partnership"), was formed on March 31, 1992, for the purpose of purchasing and operating producing oil and gas properties within the continental United States and Canada. Swift Energy Company ("Swift"), a Texas corporation, and VJM Corporation ("VJM"), a California corporation, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The sole limited partner of the Partnership is Swift Depositary Company, which has assigned all of its beneficial (but not of record) rights and interest as limited partner to the investors in the Partnership ("Interest Holders"), in the form of Swift Depositary Interests ("SDIs").

                  The Managing General Partner has paid or will pay out of its own corporate funds (as a capital contribution to the Partnership) all selling commissions, offering expenses, printing, legal and accounting fees and other formation costs incurred in connection with the offering of SDIs and the formation of the Partnership, for which the Managing General Partner will receive an interest in continuing costs and revenues of the Partnership. The 366 interest holders made total capital contributions of $4,639,621.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 85 percent to the interest holders and 15 percent to the general partners. After partnership payout, as defined in the Partnership Agreement, continuing costs and revenues will be shared 75 percent by the interest holders, and 25 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                  SWIFT ENERGY OPERATING PARTNERS 1992-A, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  Effective March 31, 1992, the Partnership entered into a Net Profits and Overriding Royalty Interest Agreement ("NP/OR Agreement") with Swift Energy Pension Partners 1992-A, Ltd. ("Pension Partnership"), an affiliated partnership managed by Swift for the purpose of acquiring nonoperating interests in producing oil and gas properties. Under the terms of the NP/OR Agreement, the Partnership will convey to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to the Pension Partnership's proportionate share of the property acquisition costs.

(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

                  SWIFT ENERGY OPERATING PARTNERS 1992-A, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                  SWIFT ENERGY OPERATING PARTNERS 1992-D, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                  SWIFT ENERGY OPERATING PARTNERS 1992-D, LTD.

                                      INDEX




                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                  SWIFT ENERGY OPERATING PARTNERS 1992-D, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $        1,208       $       51,891
              Oil and gas sales receivable                                                     76,936              143,153
                                                                                       ---------------     ----------------
                  Total Current Assets                                                         78,144              195,044
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                              16,470               16,525
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    3,483,231            3,460,820
         Less-Accumulated depreciation, depletion
              and amortization                                                             (1,887,897)          (1,784,011)
                                                                                       ---------------     ----------------
                                                                                            1,595,334            1,676,809
                                                                                       ---------------     ----------------
                                                                                       $    1,689,948       $    1,888,378
                                                                                       ===============     ================

         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $       57,390       $       40,921
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                     18,039               17,983

         Interest Holders' Capital (3,431,267 Interest Holders' SDIs;
                                   $1.00 per SDI)                                           1,596,658            1,801,799
         General Partners' Capital                                                             17,861               27,675
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                   1,614,519            1,829,474
                                                                                       ---------------     ----------------
                                                                                       $    1,689,948       $    1,888,378
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1992-D, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                     Three Months Ended                  Six Months Ended
                                                          June 30,                           June 30,
                                              ---------------------------------  ---------------------------------
                                                   1998              1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $        81,702   $       116,490  $       129,849   $       363,530
   Interest income                                         --               483              208               863
   Other                                                  730               553            1,356             2,079
                                              ---------------   ---------------  ---------------   ---------------
                                                       82,432           117,526          131,413           366,472
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     28,664            30,514           63,829            71,316
   Production taxes                                     4,766             2,465            5,315            16,407
   Depreciation, depletion
      and amortization -
        Normal provision                               46,864            55,862           81,153           131,629
        Additional provision                           22,733                --           22,733                --
   General and administrative                          15,084            13,757           27,995            31,248
                                              ---------------   ---------------  ---------------   ---------------
                                                      118,111           102,598          201,025           250,600
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $       (35,679)  $        14,928  $       (69,612)  $       115,872
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $          (.01)  $            --  $          (.02)  $           .03
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1992-D, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                           Six Months Ended
                                                                                               June 30,
                                                                               ----------------------------------------
                                                                                    1998                     1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $      (69,612)         $       115,872
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                         103,886                  131,629
      Change in gas imbalance receivable
          and deferred revenues                                                            111                       (7)
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                             66,217                   46,727
        Increase (decrease) in accounts payable                                         16,469                  (19,884)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                              117,071                  274,337
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                (23,987)                 (85,186)
    Proceeds from sales of oil and gas properties                                        1,576                       --
                                                                               ---------------          ---------------
     Net cash provided by (used in) investing activities                               (22,411)                 (85,186)
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                    (145,343)                (210,240)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                   (50,683)                 (21,089)
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        51,891                   70,301
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $        1,208          $        49,212
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1992-D, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented. The financial statements should be read in conjunction with the audited financial statements and the notes included in the latest Form 10-K.

(2) Organization and Terms of Partnership Agreement -

                  Swift Energy Operating Partners 1992-D, Ltd., a Texas limited partnership ("the Partnership"), was formed on December 28, 1992, for the purpose of purchasing and operating producing oil and gas properties within the continental United States and Canada. Swift Energy Company ("Swift"), a Texas corporation, and VJM Corporation ("VJM"), a California corporation, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The sole limited partner of the Partnership is Swift Depositary Company, which has assigned all of its beneficial (but not of record) rights and interest as limited partner to the investors in the Partnership ("Interest Holders"), in the form of Swift Depositary Interests ("SDIs").

                  The Managing General Partner has paid or will pay out of its own corporate funds (as a capital contribution to the Partnership) all selling commissions, offering expenses, printing, legal and accounting fees and other formation costs incurred in connection with the offering of SDIs and the formation of the Partnership, for which the Managing General Partner will receive an interest in continuing costs and revenues of the Partnership. The 290 interest holders made total capital contributions of $3,431,267.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 85 percent to the interest holders and 15 percent to the general partners. After partnership payout, as defined in the Partnership Agreement, continuing costs and revenues will be shared 75 percent by the interest holders, and 25 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                  SWIFT ENERGY OPERATING PARTNERS 1992-D, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  Effective December 28, 1992, the Partnership entered into a Net Profits and Overriding Royalty Interest Agreement ("NP/OR Agreement") with Swift Energy Pension Partners 1992-D, Ltd. ("Pension Partnership"), an affiliated partnership managed by Swift for the purpose of acquiring interests in producing oil and gas properties. Under the terms of the NP/OR Agreement, the Partnership has conveyed to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to the Pension Partnership's proportionate share of the property acquisition costs.

(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

                  SWIFT ENERGY OPERATING PARTNERS 1992-D, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                  SWIFT ENERGY OPERATING PARTNERS 1993-A, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                  SWIFT ENERGY OPERATING PARTNERS 1993-A, LTD.

                                      INDEX




                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                  SWIFT ENERGY OPERATING PARTNERS 1993-A, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $        1,027       $        3,334
              Oil and gas sales receivable                                                    108,651              222,953
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        109,678              226,287
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                              20,661               20,677
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    4,759,959            4,646,076
         Less-Accumulated depreciation, depletion
              and amortization                                                             (2,469,404)          (2,258,584)
                                                                                       ---------------     ----------------
                                                                                            2,290,555            2,387,492
                                                                                       ---------------     ----------------
                                                                                       $    2,420,894       $    2,634,456
                                                                                       ===============     ================

         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $      201,688       $       74,703
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                     25,001               24,984

         Interest Holders' Capital (4,384,150 Interest Holders' SDIs;
                                                 $1.00 per SDI)                             2,136,797            2,463,364
         General Partners' Capital                                                             57,408               71,405
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                   2,194,205            2,534,769
                                                                                       ---------------     ----------------
                                                                                       $    2,420,894       $    2,634,456
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1993-A, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                     Three Months Ended                  Six Months Ended
                                                          June 30,                           June 30,
                                              ---------------------------------  ---------------------------------
                                                   1998              1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $       115,409   $       159,539  $       192,510   $       501,483
   Interest income                                         20                17               27                22
   Other                                                  789                --            1,417             1,964
                                              ---------------   ---------------  ---------------   ---------------
                                                      116,218           159,556          193,954           503,469
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     48,958            45,634           92,712           112,829
   Production taxes                                     6,758             3,360            8,351            23,280
   Depreciation, depletion
      and amortization -
        Normal                                         69,556            75,727          122,752           178,903
        Additional                                     88,068                --           88,068                --
   General and administrative                          19,153            17,920           35,766            40,715
   Interest expense                                     1,132                --            1,132                --
                                              ---------------   ---------------  ---------------   ---------------
                                                      233,625           142,641          348,781           355,727
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $      (117,407)  $        16,915  $      (154,827)  $       147,742
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $          (.03)  $            --  $          (.04)  $           .03
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1993-A, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                           Six Months Ended
                                                                                               June 30,
                                                                               ----------------------------------------
                                                                                    1998                     1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $     (154,827)         $       147,742
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                         210,820                  178,903
      Change in gas imbalance receivable
          and deferred revenues                                                             33                       (2)
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                            114,302                   58,824
        Increase (decrease) in accounts payable                                        126,985                  (27,358)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                              297,313                  358,109
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                               (114,548)                (117,361)
    Proceeds from sales of oil and gas properties                                          665                       --
                                                                               ---------------          ---------------
     Net cash provided by (used in) investing activities                              (113,883)                (117,361)
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distribution to partners                                                     (185,737)                (240,726)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                    (2,307)                      22
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                         3,334                    1,319
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $        1,027          $         1,341
                                                                               ===============          ===============
Supplemental disclosure of cash flow information:
   Cash paid during the period for interest                                     $        1,132          $            --
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1993-A, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented. The financial statements should be read in conjunction with the audited financial statements and the notes included in the latest Form 10-K.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Operating Partners 1993-A, Ltd., a Texas limited partnership ("the Partnership"), was formed on March 31, 1993, for the purpose of purchasing and operating producing oil and gas properties within the continental United States and Canada. Swift Energy Company ("Swift"), a Texas corporation, and VJM Corporation ("VJM"), a California corporation, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The sole limited partner of the Partnership is Swift Depositary Company, which has assigned all of its beneficial (but not of record) rights and interest as limited partner to the investors in the Partnership ("Interest Holders"), in the form of Swift Depositary Interests ("SDIs").

                  The Managing General Partner has paid or will pay out of its own corporate funds (as a capital contribution to the Partnership) all selling commissions, offering expenses, printing, legal and accounting fees and other formation costs incurred in connection with the offering of SDIs and the formation of the Partnership, for which the Managing General Partner will receive an interest in continuing costs and revenues of the Partnership. The 333 interest holders made total capital contributions of $4,384,150.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 85 percent to the interest holders and 15 percent to the general partners. After partnership payout, as defined in the Partnership Agreement, continuing costs and revenues will be shared 75 percent by the interest holders, and 25 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                  SWIFT ENERGY OPERATING PARTNERS 1993-A, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  Effective March 31, 1993, the Partnership entered into a Net Profits and Overriding Royalty Interest Agreement ("NP/OR Agreement") with Swift Energy Pension Partners 1993-A, Ltd. ("Pension Partnership"), an affiliated partnership managed by Swift for the purpose of acquiring interests in producing oil and gas properties. Under the terms of the NP/OR Agreement, the Partnership has conveyed to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to the Pension Partnership's proportionate share of the property acquisition costs.

(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

                  SWIFT ENERGY OPERATING PARTNERS 1993-A, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(6)  Vulnerability Due to Certain Concentrations -

                  The Company's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  The Partnership extends credit to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                  SWIFT ENERGY OPERATING PARTNERS 1993-C, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                  SWIFT ENERGY OPERATING PARTNERS 1993-C, LTD.

                                      INDEX




                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                  SWIFT ENERGY OPERATING PARTNERS 1993-C, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $        5,052       $      108,137
              Oil and gas sales receivable                                                    133,304              306,015
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        138,356              414,152
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                              18,730               18,839
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    5,879,072            5,800,890
         Less-Accumulated depreciation, depletion
              and amortization                                                             (3,900,504)          (3,432,630)
                                                                                       ---------------     ----------------
                                                                                            1,978,568            2,368,260
                                                                                       ---------------     ----------------
                                                                                       $    2,135,654       $    2,801,251
                                                                                       ===============     ================

         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $        77,928      $      104,625
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                     18,357               18,247

         Interest Holders' Capital (5,810,456 Interest Holders' SDIs;
                                   $1.00 per SDI)                                           2,028,731            2,652,469
         General Partners' Capital                                                             10,638               25,910
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                   2,039,369            2,678,379
                                                                                       ---------------     ----------------
                                                                                       $    2,135,654       $    2,801,251
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1993-C, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                     Three Months Ended                  Six Months Ended
                                                          June 30,                           June 30,
                                              ---------------------------------  ---------------------------------
                                                   1998              1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $       122,891   $       182,557  $       215,636   $       530,481
   Interest income                                        366             1,047            1,258             2,221
   Other                                                1,785             1,576            3,287             4,691
                                              ---------------   ---------------  ---------------   ---------------
                                                      125,042           185,180          220,181           537,393
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     50,478            51,729          105,761           123,885
   Production taxes                                     7,466             6,228           10,955            26,869
   Depreciation, depletion
      and amortization -
        Normal                                         72,290            97,558          137,108           218,266
        Additional                                    171,763                --          330,766                --
   General and administrative                          23,789            21,804           45,742            48,942
                                              ---------------   ---------------  ---------------   ---------------
                                                      325,786           177,319          630,332           417,962
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $      (200,744)  $         7,861  $      (410,151)  $       119,431
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $          (.03)  $            --  $          (.07)  $           .02
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1993-C, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                           Six Months Ended
                                                                                               June 30,
                                                                               ----------------------------------------
                                                                                     1998                    1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $     (410,151)         $       119,431
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                         467,874                  218,266
      Change in gas imbalance receivable
          and deferred revenues                                                            219                      (14)
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                            172,711                   49,771
        Increase (decrease) in accounts payable                                        (26,697)                 (32,958)
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                              203,956                  354,496
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                                (81,388)                 (95,453)
    Proceeds from sales of oil and gas properties                                        3,206                       --
                                                                               ---------------          ---------------
    Net cash provided by (used in) investing activities                                (78,182)                 (95,453)
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                    (228,859)                (337,570)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                  (103,085)                 (78,527)
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                       108,137                  171,415
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $        5,052          $        92,888
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1993-C, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented. The financial statements should be read in conjunction with the audited financial statements and the notes included in the latest Form 10-K.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Operating Partners 1993-C, Ltd., a Texas limited partnership ("the Partnership"), was formed on September 30, 1993, for the purpose of purchasing and operating producing oil and gas properties within the continental United States and Canada. Swift Energy Company ("Swift"), a Texas corporation, and VJM Corporation ("VJM"), a California corporation, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The sole limited partner of the Partnership is Swift Depositary Company, which has assigned all of its beneficial (but not of record) rights and interest as limited partner to the investors in the Partnership ("Interest Holders"), in the form of Swift Depositary Interests ("SDIs").

                  The Managing General Partner has paid or will pay out of its own corporate funds (as a capital contribution to the Partnership) all selling commissions, offering expenses, printing, legal and accounting fees and other formation costs incurred in connection with the offering of SDIs and the formation of the Partnership, for which the Managing General Partner will receive an interest in continuing costs and revenues of the Partnership. The 434 interest holders made total capital contributions of $5,810,456.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 85 percent to the interest holders and 15 percent to the general partners. After partnership payout, as defined in the Partnership Agreement, continuing costs and revenues will be shared 75 percent by the interest holders, and 25 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                  SWIFT ENERGY OPERATING PARTNERS 1993-C, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  Effective September 30, 1993, the Partnership entered into a Net Profits and Overriding Royalty Interest Agreement ("NP/OR Agreement") with Swift Energy Pension Partners 1993-C, Ltd. ("Pension Partnership"), an affiliated partnership managed by Swift for the purpose of acquiring interests in producing oil and gas properties. Under the terms of the NP/OR Agreement, the Partnership has conveyed to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to the Pension Partnership's proportionate share of the property acquisition costs.

(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

                  SWIFT ENERGY OPERATING PARTNERS 1993-C, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                  SWIFT ENERGY OPERATING PARTNERS 1993-D, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                  SWIFT ENERGY OPERATING PARTNERS 1993-D, LTD.

                                      INDEX




                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                  SWIFT ENERGY OPERATING PARTNERS 1993-D, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $        1,408       $        1,383
              Oil and gas sales receivable                                                    121,543              211,490
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        122,951              212,873
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                               8,594                8,594
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    5,738,625            5,611,347
         Less-Accumulated depreciation, depletion
              and amortization                                                             (3,749,549)          (3,384,516)
                                                                                       ---------------     ----------------
                                                                                            1,989,076            2,226,831
                                                                                       ---------------     ----------------
                                                                                       $    2,120,621       $    2,448,298
                                                                                       ===============     ================

         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $      231,542       $       99,439
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                     20,532               20,532

         Interest Holders' Capital (5,324,435 Interest Holders' SDIs;
                                                 $1.00 per SDI)                             1,824,264            2,265,961
         General Partners' Capital                                                             44,283               62,366
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                   1,868,547            2,328,327
                                                                                       ---------------     ----------------
                                                                                       $    2,120,621       $    2,448,298
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1993-D, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                     Three Months Ended                  Six Months Ended
                                                          June 30,                           June 30,
                                              ---------------------------------  ---------------------------------
                                                   1998              1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $       129,966   $       180,267  $       259,098   $       499,515
   Interest income                                         18                17               25                22
   Other                                                  991                --            1,746             2,398
                                              ---------------   ---------------  ---------------   ---------------
                                                      130,975           180,284          260,869           501,935
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     57,431            48,660           99,400           127,582
   Production taxes                                     8,423             8,513           15,685            28,763
   Depreciation, depletion
      and amortization -
        Normal                                         80,013            94,495          159,931           202,990
        Additional                                    205,102                --          205,102                --
   General and administrative                          24,752            20,593           45,449            45,892
   Interest expense                                     1,146                47            1,148               464
                                              ---------------   ---------------  ---------------   ---------------
                                                      376,867           172,308          526,715           405,691
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $      (245,892)  $         7,976  $      (265,846)  $        96,244
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $          (.05)  $            --  $          (.05)  $           .02
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1993-D, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                           Six Months Ended
                                                                                               June 30,
                                                                               ----------------------------------------
                                                                                     1998                    1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $     (265,846)         $        96,244
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                         365,033                  202,990
Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                             89,947                   72,015
        Increase (decrease) in accounts payable                                        132,103                  (46,724)
                                                                               ---------------           --------------
      Net cash provided by (used in) operating activities                              321,237                  324,525
                                                                               ---------------           --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                               (128,011)                 (71,879)
    Proceeds from sales of oil and gas properties                                          733                       --
                                                                               ---------------           --------------
    Net cash provided by (used in) investing activities                               (127,278)                 (71,879)
                                                                               ---------------           --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                    (193,934)                (252,624)
                                                                               ---------------           --------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                        25                       22
                                                                               ---------------           --------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                         1,383                    1,313
                                                                               ---------------           --------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $        1,408          $         1,335
                                                                               ===============           ==============
Supplemental disclosure of cash flow information:
   Cash paid during the period for interest                                     $        1,148          $           464
                                                                               ===============           ==============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1993-D, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented. The financial statements should be read in conjunction with the audited financial statements and the notes included in the latest Form 10-K.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Operating Partners 1993-D, Ltd., a Texas limited partnership ("the Partnership"), was formed on December 31, 1993, for the purpose of purchasing and operating producing oil and gas properties within the continental United States and Canada. Swift Energy Company ("Swift"), a Texas corporation, and VJM Corporation ("VJM"), a California corporation, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The sole limited partner of the Partnership is Swift Depositary Company, which has assigned all of its beneficial (but not of record) rights and interest as limited partner to the investors in the Partnership ("Interest Holders"), in the form of Swift Depositary Interests ("SDIs").

                  The Managing General Partner has paid or will pay out of its own corporate funds (as a capital contribution to the Partnership) all selling commissions, offering expenses, printing, legal and accounting fees and other formation costs incurred in connection with the offering of SDIs and the formation of the Partnership, for which the Managing General Partner will receive an interest in continuing costs and revenues of the Partnership. The 406 interest holders made total capital contributions of $5,324,435.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 85 percent to the interest holders and 15 percent to the general partners. After partnership payout, as defined in the Partnership Agreement, continuing costs and revenues will be shared 75 percent by the interest holders, and 25 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                  SWIFT ENERGY OPERATING PARTNERS 1993-D, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  Effective December 31, 1993, the Partnership entered into a Net Profits and Overriding Royalty Interest Agreement ("NP/OR Agreement") with Swift Energy Pension Partners 1993-D, Ltd. ("Pension Partnership"), an affiliated partnership managed by Swift for the purpose of acquiring interests in producing oil and gas properties. Under the terms of the NP/OR Agreement, the Partnership has conveyed to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to the Pension Partnership's proportionate share of the property acquisition costs.

(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

                  SWIFT ENERGY OPERATING PARTNERS 1993-D, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                  SWIFT ENERGY OPERATING PARTNERS 1994-A, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                  SWIFT ENERGY OPERATING PARTNERS 1994-A, LTD.

                                      INDEX




                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                  SWIFT ENERGY OPERATING PARTNERS 1994-A, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $        1,285       $        1,263
              Oil and gas sales receivable                                                    115,348              195,628
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        116,633              196,891
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                               1,648                1,648
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    5,070,519            4,773,434
         Less-Accumulated depreciation, depletion
              and amortization                                                             (2,937,789)          (2,145,143)
                                                                                       ---------------     ----------------
                                                                                            2,132,730            2,628,291
                                                                                       ---------------     ----------------
                                                                                       $    2,251,011       $    2,826,830
                                                                                       ===============     ================

         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $      468,877       $      182,928
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                      7,137                7,137

         Interest Holders' Capital (4,487,431 Interest Holders' SDIs;
                                   $1.00 per SDI)                                           1,743,779            2,596,493
         General Partners' Capital                                                             31,218               40,272
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                   1,774,997            2,636,765
                                                                                       ---------------     ----------------
                                                                                       $    2,251,011       $    2,826,830
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1994-A, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                     Three Months Ended                  Six Months Ended
                                                          June 30,                           June 30,
                                              ---------------------------------  ---------------------------------
                                                   1998              1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $       122,864   $       172,069  $       261,620   $       394,944
   Interest income                                         17                15               23                20
   Other                                                1,098                31            1,951             2,247
                                              ---------------   ---------------  ---------------   ---------------
                                                      123,979           172,115          263,594           397,211
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     67,618            71,610          105,223           142,872
   Production taxes                                     7,516             9,502           15,713            23,245
   Depreciation, depletion
      and amortization -
         Normal provision                              58,032            64,072          119,241           129,597
         Additional provision                         493,131                --          673,405           192,153
   General and administrative                          19,816            19,590           37,569            43,182
   Interest expense                                     4,728               432            4,785               432
                                              ---------------   ---------------  ---------------   ---------------
                                                      650,841           165,206          955,936           531,481
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $      (526,862)  $         6,909  $      (692,342)  $      (134,270)
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $          (.12)  $            --  $          (.15)  $          (.03)
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1994-A, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                           Six Months Ended
                                                                                               June 30,
                                                                               ----------------------------------------
                                                                                     1998                    1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $     (692,342)         $      (134,270)
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                         792,646                  321,750
Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                             80,280                   68,489
        Increase (decrease) in accounts payable                                        285,949                   44,354
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                              466,533                  300,323
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                               (297,226)                 (40,323)
    Proceeds from sales of oil and gas properties                                          141                       --
                                                                               ---------------          ---------------
    Net cash provided by (used in) investing activities                               (297,085)                 (40,323)
                                                                               ---------------           --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                    (169,426)                (259,980)
                                                                                 --------------           --------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                        22                       20
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                         1,263                    1,199
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $        1,285          $         1,219
                                                                               ===============          ===============
Supplemental disclosure of cash flow information:
   Cash paid during the period for interest                                     $        4,785          $           432
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1994-A, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented. The financial statements should be read in conjunction with the audited financial statements and the notes included in the latest Form 10-K.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Operating Partners 1994-A, Ltd., a Texas limited partnership ("the Partnership"), was formed on April 20, 1994, for the purpose of purchasing and operating producing oil and gas properties within the continental United States and Canada. Swift Energy Company ("Swift"), a Texas corporation, and VJM Corporation ("VJM"), a California corporation, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The sole limited partner of the Partnership is Swift Depositary Company, which has assigned all of its beneficial (but not of record) rights and interest as limited partner to the investors in the Partnership ("Interest Holders"), in the form of Swift Depositary Interests ("SDIs").

                  The Managing General Partner has paid or will pay out of its own corporate funds (as a capital contribution to the Partnership) all selling commissions, offering expenses, printing, legal and accounting fees and other formation costs incurred in connection with the offering of SDIs and the formation of the Partnership, for which the Managing General Partner will receive an interest in continuing costs and revenues of the Partnership. The 331 interest holders made total capital contributions of $4,487,431.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 85 percent to the interest holders and 15 percent to the general partners. After partnership payout, as defined in the Partnership Agreement, continuing costs and revenues will be shared 75 percent by the interest holders, and 25 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                  SWIFT ENERGY OPERATING PARTNERS 1994-A, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  Effective April 20, 1994, the Partnership entered into a Net Profits and Overriding Royalty Interest Agreement ("NP/OR Agreement") with Swift Energy Pension Partners 1994-A, Ltd. ("Pension Partnership"), an affiliated partnership managed by Swift for the purpose of acquiring interests in producing oil and gas properties. Under the terms of the NP/OR Agreement, the Partnership has conveyed to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to the Pension Partnership's proportionate share of the property acquisition costs.

(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

                  SWIFT ENERGY OPERATING PARTNERS 1994-A, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                  SWIFT ENERGY OPERATING PARTNERS 1994-B, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                  SWIFT ENERGY OPERATING PARTNERS 1994-B, LTD.

                                      INDEX




                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                  SWIFT ENERGY OPERATING PARTNERS 1994-B, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $        1,299       $        1,276
              Oil and gas sales receivable                                                    155,754              270,176
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        157,053              271,452
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                               2,607                2,607
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    6,326,470            5,954,955
         Less-Accumulated depreciation, depletion
              and amortization                                                             (3,504,756)          (2,624,675)
                                                                                       ---------------     ----------------
                                                                                            2,821,714            3,330,280
                                                                                       ---------------     ----------------
                                                                                       $    2,981,374       $    3,604,339
                                                                                       ===============     ================

         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $      599,024       $      255,568
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                      7,042                7,042

         Interest Holders' Capital (5,698,300 Interest Holders' SDIs;
                                   $1.00 per SDI)                                           2,331,226            3,284,397
         General Partners' Capital                                                             44,082               57,332
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                   2,375,308            3,341,729
                                                                                       ---------------     ----------------
                                                                                       $    2,981,374       $    3,604,339
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1994-B, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                     Three Months Ended                  Six Months Ended
                                                          June 30,                           June 30,
                                              ---------------------------------  ---------------------------------
                                                   1998              1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $       166,145   $       231,355  $       354,163   $       530,308
   Interest income                                         17                15               23                21
   Other                                                1,737               783            3,086             3,291
                                              ---------------   ---------------  ---------------   ---------------
                                                      167,899           232,153          357,272           533,620
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     85,498            93,761          134,130           186,494
   Production taxes                                    10,391            12,646           21,691            31,192
   Depreciation, depletion
      and amortization -
        Normal                                         87,263            94,872          177,707           184,245
        Additional                                    629,393                --          702,374                --
   General and administrative                          25,013            24,937           47,595            55,043
   Interest expense                                     6,099             1,041            6,243             1,040
                                              ---------------   ---------------  ----------------  ---------------
                                                      843,657           227,257        1,089,740           458,014
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $      (675,758)  $         4,896  $      (732,468)  $        75,606
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $          (.12)  $            --  $          (.13)  $           .01
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1994-B, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                           Six Months Ended
                                                                                               June 30,
                                                                               ----------------------------------------
                                                                                     1998                    1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $     (732,468)         $        75,606
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                         880,081                  184,245
Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                            114,422                   97,488
        Increase (decrease) in accounts payable                                        343,456                   65,509
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                              605,491                  422,848
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                               (371,737)                 (57,282)
    Proceeds from sales of oil and gas properties                                          222                       --
                                                                               ---------------          ---------------
    Net cash provided by (used in) investing activities                               (371,515)                 (57,282)
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                    (233,953)                (365,546)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                        23                       20
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                         1,276                    1,212
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $        1,299          $         1,232
                                                                               ===============          ===============
Supplemental disclosure of cash flow information:
   Cash paid during the period for interest                                     $        6,243          $         1,040
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1994-B, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented. The financial statements should be read in conjunction with the audited financial statements and the notes included in the latest Form 10-K.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Operating Partners 1994-B, Ltd., a Texas limited partnership ("the Partnership"), was formed on June 30, 1994, for the purpose of purchasing and operating producing oil and gas properties within the continental United States and Canada. Swift Energy Company ("Swift"), a Texas corporation, and VJM Corporation ("VJM"), a California corporation, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The sole limited partner of the Partnership is Swift Depositary Company, which has assigned all of its beneficial (but not of record) rights and interest as limited partner to the investors in the Partnership ("Interest Holders"), in the form of Swift Depositary Interests ("SDIs").

                  The Managing General Partner has paid or will pay out of its own corporate funds (as a capital contribution to the Partnership) all selling commissions, offering expenses, printing, legal and accounting fees and other formation costs incurred in connection with the offering of SDIs and the formation of the Partnership, for which the Managing General Partner will receive an interest in continuing costs and revenues of the Partnership. The 354 interest holders made total capital contributions of $5,698,300.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 85 percent to the interest holders and 15 percent to the general partners. After partnership payout, as defined in the Partnership Agreement, continuing costs and revenues will be shared 75 percent by the interest holders, and 25 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                  SWIFT ENERGY OPERATING PARTNERS 1994-B, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  Effective June 30, 1994, the Partnership entered into a Net Profits and Overriding Royalty Interest Agreement ("NP/OR Agreement") with Swift Energy Pension Partners 1994-b, Ltd. ("Pension Partnership"), an affiliated partnership managed by Swift for the purpose of acquiring interests in producing oil and gas properties. Under the terms of the NP/OR Agreement, the Partnership has conveyed to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to the Pension Partnership's proportionate share of the property acquisition costs.

(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

                  SWIFT ENERGY OPERATING PARTNERS 1994-B, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                  SWIFT ENERGY OPERATING PARTNERS 1994-C, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                  SWIFT ENERGY OPERATING PARTNERS 1994-C, LTD.

                                      INDEX




                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                  SWIFT ENERGY OPERATING PARTNERS 1994-C, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $        1,113       $       28,762
              Oil and gas sales receivable                                                    125,245              185,051
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        126,358              213,813
                                                                                       ---------------     ----------------

         Gas Imbalance Receivable                                                                 397                  397
                                                                                       ---------------     ----------------

         Oil and Gas Properties, using full cost
              accounting                                                                    5,668,932            5,257,507
         Less-Accumulated depreciation, depletion
              and amortization                                                             (2,868,820)          (1,972,763)
                                                                                       ---------------     ----------------
                                                                                            2,800,112            3,284,744
                                                                                       ---------------     ----------------
                                                                                       $    2,926,867       $    3,498,954
                                                                                       ===============     ================

         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $      572,276       $      118,816
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                      9,988                9,988

         Interest Holders' Capital (5,125,411 Interest Holders' SDIs;
                                   $100 per SDI)                                            2,303,713            3,324,611
         General Partners' Capital                                                             40,890               45,539
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                   2,344,603            3,370,150
                                                                                       ---------------     ----------------
                                                                                       $    2,926,867       $    3,498,954
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1994-C, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                     Three Months Ended                  Six Months Ended
                                                          June 30,                           June 30,
                                              ---------------------------------  ---------------------------------
                                                   1998              1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $       131,826   $       174,448  $       276,989   $       397,464
   Interest income                                         97             1,329              113             3,393
   Other                                                1,853             1,758            3,267             4,030
                                              ---------------   ---------------  ---------------   ---------------
                                                      133,776           177,535          280,369           404,887
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     83,513            84,807          142,721           175,458
   Production taxes                                     6,581             7,732           13,398            19,639
   Depreciation, depletion
      and amortization -
         Normal provision                              43,075            44,118           83,573            94,382
         Additional provision                         750,146            64,726          812,484           909,854
   General and administrative                          22,861            24,524           42,719            53,788
   Interest expense                                     5,376                --            5,376                --
                                              ---------------   ---------------  ---------------   ---------------
                                                      911,552           225,907        1,100,271         1,253,121
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $      (777,776)  $       (48,372) $      (819,902)  $      (848,234)
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $          (.15)  $          (.01) $          (.16)  $          (.17)
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1994-C, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                           Six Months Ended
                                                                                               June 30,
                                                                               ----------------------------------------
                                                                                     1998                    1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $     (819,902)         $      (848,234)
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                         896,057                1,004,236
Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                             59,806                   89,235
        Increase (decrease) in accounts payable                                        453,460                   29,344
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                              589,421                  274,581
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                               (411,459)                 (30,659)
    Proceeds from sales of oil and gas properties                                           34                       --
                                                                               ---------------          ---------------
    Net cash provided by (used in) investing activities                               (411,425)                 (30,659)
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                    (205,645)                (356,027)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                   (27,649)                (112,105)
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        28,762                  210,403
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $        1,113          $        98,298
                                                                               ===============          ===============
Supplemental disclosure of cash flow information:
   Cash paid during the period for interest                                     $        5,376          $            --
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1994-C, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented. The financial statements should be read in conjunction with the audited financial statements and the notes included in the latest Form 10-K.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Operating Partners 1994-C, Ltd., a Texas limited partnership ("the Partnership"), was formed on September 30, 1994, for the purpose of purchasing and operating producing oil and gas properties within the continental United States and Canada. Swift Energy Company ("Swift"), a Texas corporation, and VJM Corporation ("VJM"), a California corporation, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The sole limited partner of the Partnership is Swift Depositary Company, which has assigned all of its beneficial (but not of record) rights and interest as limited partner to the investors in the Partnership ("Interest Holders"), in the form of Swift Depositary Interests ("SDIs").

                  The Managing General Partner has paid or will pay out of its own corporate funds (as a capital contribution to the Partnership) all selling commissions, offering expenses, printing, legal and accounting fees and other formation costs incurred in connection with the offering of SDIs and the formation of the Partnership, for which the Managing General Partner will receive an interest in continuing costs and revenues of the Partnership. The 364 interest holders made total capital contributions of $5,125,411.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 85 percent to the interest holders and 15 percent to the general partners. After partnership payout, as defined in the Partnership Agreement, continuing costs and revenues will be shared 75 percent by the interest holders, and 25 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                  SWIFT ENERGY OPERATING PARTNERS 1994-C, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  Effective September 30, 1994, the Partnership entered into a Net Profits and Overriding Royalty Interest Agreement ("NP/OR Agreement") with Swift Energy Pension Partners 1994-C, Ltd. ("Pension Partnership"), an affiliated partnership managed by Swift for the purpose of acquiring interests in producing oil and gas properties. Under the terms of the NP/OR Agreement, the Partnership has conveyed to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to the Pension Partnership's proportionate share of the property acquisition costs.

(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

                  SWIFT ENERGY OPERATING PARTNERS 1994-C, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                  SWIFT ENERGY OPERATING PARTNERS 1994-D, LTD.
                          (a Texas Limited Partnership)

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1998
                                   WITH NOTES

                  SWIFT ENERGY OPERATING PARTNERS 1994-D, LTD.

                                      INDEX




                                                                                            PAGE
FINANCIAL STATEMENTS:

         Balance Sheets

                  - June 30, 1998 and December 31, 1997                                       3

         Statements of Operations

                  - Three month and six month periods ended June 30, 1998 and 1997            4

         Statements of Cash Flows

                  - Six month periods ended June 30, 1998 and 1997                            5

         Notes to Financial Statements                                                        6

                  SWIFT ENERGY OPERATING PARTNERS 1994-D, LTD.
                                 BALANCE SHEETS




                                                                                          June 30,           December 31,
                                                                                            1998                 1997
                                                                                       ---------------     ----------------
                                                                                        (Unaudited)
         ASSETS:

         Current Assets:
              Cash and cash equivalents                                                $       92,762       $      393,495
              Oil and gas sales receivable                                                    125,028              204,187
                                                                                       ---------------     ----------------
                  Total Current Assets                                                        217,790              597,682
                                                                                       ---------------     ----------------
         Oil and Gas Properties, using full cost
              accounting                                                                    4,870,954            4,546,962
         Less-Accumulated depreciation, depletion
              and amortization                                                             (2,168,043)          (1,527,279)
                                                                                       ---------------     ----------------
                                                                                            2,702,911            3,019,683
                                                                                       ---------------     ----------------
                                                                                       $    2,920,701       $    3,617,365
                                                                                       ===============     ================

         LIABILITIES AND PARTNERS' CAPITAL:

         Current Liabilities:
              Accounts Payable                                                         $      180,916       $       87,057
                                                                                       ---------------     ----------------

         Deferred Revenues                                                                      8,093                8,093

         Interest Holders' Capital (4,775,604 Interest Holders' SDIs;
                                   $1.00 per SDI)                                           2,696,659            3,477,005
         General Partners' Capital                                                             35,033               45,210
                                                                                       ---------------     ----------------
                  Total Partners' Capital                                                   2,731,692            3,522,215
                                                                                       ---------------     ----------------
                                                                                       $    2,920,701       $    3,617,365
                                                                                       ===============     ================


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1994-D, LTD.
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)





                                                     Three Months Ended                  Six Months Ended
                                                          June 30,                           June 30,
                                              ---------------------------------  ---------------------------------
                                                   1998              1997             1998              1997
                                              ---------------   ---------------  ---------------   ---------------
REVENUES:
   Oil and gas sales                          $       128,194   $       187,762  $       267,886   $       465,106
   Interest income                                      3,284             5,448            7,500            10,914
   Other                                                1,498             1,465            2,642             3,358
                                              ---------------   ---------------  ---------------   ---------------
                                                      132,976           194,675          278,028           479,378
                                              ---------------   ---------------  ---------------   ---------------

COSTS AND EXPENSES:
   Lease operating                                     68,631            66,925          118,728           141,471
   Production taxes                                     6,450             1,448            9,994            14,956
   Depreciation, depletion
      and amortization -
        Normal provision                               42,922            48,418           84,681           115,159
        Additional provision                          525,618            56,761          556,083           768,909
   General and administrative                          21,759            24,428           40,515            53,945
                                              ---------------   ---------------  ---------------   ---------------
                                                      665,380           197,980          810,001         1,094,440
                                              ---------------   ---------------  ---------------   ---------------
NET INCOME (LOSS)                             $      (532,404)  $        (3,305) $      (531,973)  $      (615,062)
                                              ===============   ===============  ===============   ===============



Limited Partners' net income (loss)
   per unit                                   $          (.11)  $            --  $          (.11)  $          (.13)
                                              ===============   ===============  ===============   ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1994-D, LTD.
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                                           Six Months Ended
                                                                                               June 30,
                                                                               ----------------------------------------
                                                                                     1998                    1997
                                                                               ---------------          ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Income (loss)                                                               $     (531,973)         $      (615,062)
    Adjustments to reconcile income (loss) to
      net cash provided by operations:
      Depreciation, depletion and amortization                                         640,764                  884,068
      Change in assets and liabilities:
        (Increase) decrease in oil and gas sales receivable                             79,159                   61,028
        (Increase) decrease in other current assets                                         --                   (5,448)
        Increase (decrease) in accounts payable                                         93,859                   26,532
                                                                               ---------------          ---------------
      Net cash provided by (used in) operating activities                              281,809                  351,118
                                                                               ---------------          ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to oil and gas properties                                               (323,992)                 (24,509)
                                                                               ---------------          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions to partners                                                    (258,550)                (385,393)
                                                                               ---------------          ---------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                  (300,733)                 (58,784)
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                       393,495                  485,796
                                                                               ---------------          ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $       92,762          $       427,012
                                                                               ===============          ===============


                 See accompanying notes to financial statements.

                  SWIFT ENERGY OPERATING PARTNERS 1994-D, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1)  General Information -

                  The financial statements included herein have been prepared by the Partnership and are unaudited except for the balance sheet at December 31, 1997 which has been taken from the audited financial statements at that date. The financial statements reflect adjustments, all of which were of a normal recurring nature, which are, in the opinion of the managing general partner necessary for a fair presentation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Partnership believes adequate disclosure is provided by the information presented. The financial statements should be read in conjunction with the audited financial statements and the notes included in the latest Form 10-K.

(2)  Organization and Terms of Partnership Agreement -

                  Swift Energy Operating Partners 1994-D, Ltd., a Texas limited partnership ("the Partnership"), was formed on December 30, 1994, for the purpose of purchasing and operating producing oil and gas properties within the continental United States and Canada. Swift Energy Company ("Swift"), a Texas corporation, and VJM Corporation ("VJM"), a California corporation, serve as Managing General Partner and Special General Partner of the Partnership, respectively. The sole limited partner of the Partnership is Swift Depositary Company, which has assigned all of its beneficial (but not of record) rights and interest as limited partner to the investors in the Partnership ("Interest Holders"), in the form of Swift Depositary Interests ("SDIs").

                  The Managing General Partner has paid or will pay out of its own corporate funds (as a capital contribution to the Partnership) all selling commissions, offering expenses, printing, legal and accounting fees and other formation costs incurred in connection with the offering of SDIs and the formation of the Partnership, for which the Managing General Partner will receive an interest in continuing costs and revenues of the Partnership. The 321 interest holders made total capital contributions of $4,775,604.

                  Generally, all continuing costs (including development costs, operating costs, general and administrative reimbursements and direct expenses) and revenues are allocated 85 percent to the interest holders and 15 percent to the general partners. After partnership payout, as defined in the Partnership Agreement, continuing costs and revenues will be shared 75 percent by the interest holders, and 25 percent by the general partners.

(3)  Significant Accounting Policies -

      Use of Estimates --

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
        Actual results could differ from estimates.

      Oil and Gas Properties --

                  The Partnership accounts for its ownership interest in oil and gas properties using the proportionate consolidation method, whereby the Partnership's share of assets, liabilities, revenues and expenses is included in the appropriate classification in the financial statement.

                  SWIFT ENERGY OPERATING PARTNERS 1994-D, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


                  For financial reporting purposes the Partnership follows the "full-cost" method of accounting for oil and gas property costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition and development of oil and gas reserves are capitalized. Such costs include lease acquisitions, geological and geophysical services, drilling, completion, equipment and certain general and administrative costs directly associated with acquisition and development activities. General and administrative costs related to production and general overhead are expensed as incurred. No general and administrative costs were capitalized during the six months ended June 30, 1998 and 1997.

                  Future development, site restoration, dismantlement and abandonment costs, net of salvage values, are estimated on a property-by-property basis based on current economic conditions and are amortized to expense as the Partnership's capitalized oil and gas property costs are amortized.

                  The unamortized cost of oil and gas properties is limited to the "ceiling limitation" (calculated separately for the Partnership, limited partners and general partners). The "ceiling limitation" is calculated on a quarterly basis and represents the estimated future net revenues from proved properties using current prices, discounted at ten percent, and the lower of cost or fair value of unproved properties.
        Proceeds from the sale or disposition of oil and gas properties are treated as a reduction of oil and gas property costs with no gains or losses being recognized except in significant transactions.

                  The Partnership computes the provision for depreciation, depletion and amortization of oil and gas properties on the units-of-production method. Under this method, the provision is calculated by multiplying the total unamortized cost of oil and gas properties, including future development, site restoration, dismantlement and abandonment costs, by an overall amortization rate that is determined by dividing the physical units of oil and gas produced during the period by the total estimated units of proved oil and gas reserves at the beginning of the period.

                  The calculation of the "ceiling limitation" and the provision for depreciation, depletion and amortization is based on estimates of proved reserves. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production, timing and plan of development. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of drilling, testing and production subsequent to the date of the estimate may justify revision of such estimate. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered.

(4)  Related-Party Transactions -

                  Effective December 30, 1994, the Partnership entered into a Net Profits and Overriding Royalty Interest Agreement ("NP/OR Agreement") with Swift Energy Pension Partners 1994-D, Ltd. ("Pension Partnership"), an affiliated partnership managed by Swift for the purpose of acquiring interests in producing oil and gas properties. Under the terms of the NP/OR Agreement, the Partnership has conveyed to the Pension Partnership a nonoperating interest in the aggregate net profits (i.e., oil and gas sales net of related operating costs) of the properties acquired equal to the Pension Partnership's proportionate share of the property acquisition costs.

(5)  Gas Imbalances -

                  The Partnership recognizes its ownership interest in natural gas production as revenue. Actual production quantities sold may be different than the Partnership's ownership share in a given period. If the Partnership's sales exceed its ownership share of production, the differences are recorded as deferred revenue. Gas balancing receivables are recorded when the Partnership's ownership share of production exceeds sales.

                  SWIFT ENERGY OPERATING PARTNERS 1994-D, LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)


(6)  Vulnerability Due to Certain Concentrations -

                  The Partnership's revenues are primarily the result of sales of its oil and natural gas production. Market prices of oil and natural gas may fluctuate and adversely affect operating results.

                  In the normal course of business, the Partnership extends credit, primarily in the form of monthly oil and gas sales receivables, to various companies in the oil and gas industry which results in a concentration of credit risk. This concentration of credit risk may be affected by changes in economic or other conditions and may accordingly impact the Partnership's overall credit risk. However, the Managing General Partner believes that the risk is mitigated by the size, reputation, and nature of the companies to which the Partnership extends credit. In addition, the Partnership generally does not require collateral or other security to support customer receivables.

(7)  Fair Value of Financial Instruments -

                  The Partnership's financial instruments consist of cash and cash equivalents and short-term receivables and payables. The carrying amounts approximate fair value due to the highly liquid nature of the short-term instruments.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 18, 1998


                              Swift Energy Company


                              By:--------------------------------
                              Name:       John R. Alden
                              Title:      Senior Vice President